INVESTMENT ADVISER CODE OF ETHICS FOR
                             RETAIL ACCESS PERSONS:

                    - EMPLOYEES, INCLUDING P1 ADVISORS
                    - P2 ADVISORS AND EMPLOYEES OF P2 ADVISORS



                  AMERIPRISE FINANCIAL, INC. AND ITS AFFILIATES

                                   APRIL 2006


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                        INVESTMENT ADVISER CODE OF ETHICS
                  AMERIPRISE FINANCIAL, INC. AND ITS AFFILIATES
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

OVERVIEW.................................................................................3
   Required Standards of Business Conduct................................................4
   General Policy on Accepting Gifts.....................................................5

DEFINITIONS..............................................................................7

PERSONAL TRADING RULES FRAMEWORK.........................................................8
   Applicability.........................................................................8
   General Rules.........................................................................9
   Basis for Rules......................................................................11

REPORTING REQUIREMENTS FOR RETAIL ACCESS PERSONS........................................12
   Securities Activities Which Must Be Reported.........................................12
   How To Comply........................................................................12
   Exceptions to Limited Choice.........................................................13
   Securities Reporting for Retail Access Persons.......................................14

ADDITIONAL RULES & REPORTING REQUIREMENTS...............................................16
   Limited Offerings (Private Placement) Preclearance - Equity and Fixed Income.........16
   Initial Holdings Disclosure..........................................................17
   Annual Certification and Annual Holdings Disclosure..................................17
   Quarterly Reporting and Certification................................................17
   Investment Clubs.....................................................................18
   Sanctions............................................................................19
   Unusual Trading Activity.............................................................19

RESPONSIBILITIES OF THE CHIEF COMPLIANCE OFFICER........................................20

AMERIPRISE FINANCIAL INSIDER TRADING POLICY.............................................21
   A. General...........................................................................21
   B. What is "Material Non-Public Information"?........................................21
   C. Criminal and Civil Penalties and Regulatory Sanctions for Insider Trading.........23
   D. Prohibitions Regarding Misuse of Material Non-Public Information..................24



Appendix A: Initial Personal Account and Holdings Disclosure
Appendix B: Brokerage Account Notification Form
Appendix C: Limited Choice Exception Request
Appendix D: Investment Club Client Disclosure Form

--------------------------------------------------------------------------------
                                    OVERVIEW
--------------------------------------------------------------------------------


AS A CONDITION OF YOUR CONTINUED EMPLOYMENT OR ASSOCIATION WITH AMERIPRISE FINANCIAL, INC. OR ITS AFFILIATES ("AMERIPRISE FINANCIAL"), YOU ARE REQUIRED TO READ, UNDERSTAND, AND FULLY COMPLY WITH THIS CODE OF ETHICS. THE CODE OF ETHICS ALSO INCORPORATES INTO ITS TERMS AND REQUIREMENTS THE PROVISIONS OF OTHER IMPORTANT DOCUMENTS TO WHICH YOU ARE SUBJECT; NAMELY, THE AMERIPRISE FINANCIAL CODE OF CONDUCT AND, FOR FINANCIAL ADVISORS AND THEIR EMPLOYEES, THE COMPLIANCE POLICY MANUAL.

It is your personal responsibility and accountability to avoid any conduct that could create a conflict, or even the appearance of a conflict, with our clients' interests, or do anything that could damage or erode the trust our clients place in Ameriprise Financial. This is the spirit of the Code of Ethics. Every person has the absolute obligation to comply with both the letter and the spirit of the Code. Failure to comply with its spirit is just as much a violation as a failure to comply with the written provisions of the Code. In this regard, you should also be aware that it is impossible for the Code of Ethics to cover every situation you may encounter. In those situations that are not specifically covered by the Code we must follow the spirit of the Code. If you are uncertain as to the appropriate course of action you should take, you should seek immediate assistance from your leader, the Chief Compliance Officer, or by calling the Employee Relations Group Service Center at 877-267-HR4U, option 2. If the Code of Ethics is silent on a particular matter, it does not authorize conduct that violates the spirit of the Code.

The Code covers not only the activities you perform on a day-to-day basis, but also your personal securities transactions as well as those of certain of your family members and entities (such as corporations, trusts, or partnerships) that you may be deemed to control or influence.

Appropriate sanctions will be imposed for violations of the Code of Ethics. Sanctions may include bans on personal trading, financial penalties, disgorgement of trading profits, suspension of employment, and/or termination of employment or association with Ameriprise Financial. Repeat violations of the Code will result in progressively stronger sanctions. Self-reporting a violation of the Code will be considered in determining the appropriate sanction for the violation.

This Code will be provided to all individuals who are subject to its terms. AFTER YOU RECEIVE AND REVIEW THE CODE, YOU MUST CERTIFY THAT YOU HAVE RECEIVED, READ AND UNDERSTAND THE DOCUMENT AND AGREE THAT YOU ARE SUBJECT TO IT AND WILL COMPLY WITH IT. You are also required to provide similar certifications when the Code is amended. On an annual basis you must certify that you have complied with the Code during the past year and will continue to do so going forward.

REQUIRED STANDARDS OF BUSINESS CONDUCT

UNDER THIS CODE OF ETHICS ALL SUPERVISED PERSONS OF AMERIPRISE FINANCIAL MUST COMPLY WITH AMERIPRISE FINANCIAL'S STANDARDS OF BUSINESS CONDUCT. THESE STANDARDS ARE THE FOLLOWING:

     o COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS, INCLUDING THE FEDERAL SECURITIES LAWS AND OUR FIDUCIARY OBLIGATIONS;
     o    COMPLIANCE WITH THIS CODE OF ETHICS;
     o    COMPLIANCE WITH THE AMERIPRISE FINANCIAL CODE OF CONDUCT;
     o COMPLIANCE WITH ALL OTHER POLICIES AND PROCEDURES APPLICABLE TO YOUR POSITION AND ASSIGNED RESPONSIBILITIES, INCLUDING ANY SPECIFIC GIFT POLICIES APPLICABLE TO YOU;
     o FINANCIAL ADVISORS AND THEIR EMPLOYEES MUST ALSO COMPLY WITH THE COMPLIANCE POLICY MANUAL.

THESE STANDARDS APPLY TO ALL INDIVIDUALS, AT ALL LEVELS OF THE ORGANIZATION. COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS IS MANDATORY FOR EVERYONE AND IS NOT SUBJECT TO BUSINESS PRIORITIES OR INDIVIDUAL DISCRETION. IF AT ANY TIME YOU HAVE A QUESTION ABOUT THE LEGALITY OF A COURSE OF ACTION YOU SHOULD CONSULT WITH THE GENERAL COUNSEL'S OFFICE BEFORE PROCEEDING.

The Investment Advisers Act of 1940 imposes a fiduciary duty on an investment adviser to act in utmost good faith with respect to its clients, and to provide full and fair disclosure of all material facts, particularly where the adviser's interests may conflict with the client's. The Adviser has a duty to deal fairly and act in the best interests of its clients at all times.

All employees and certain other associated persons of Ameriprise Financial must also comply with the Ameriprise Financial Code of Conduct. The Code of Conduct deals with issues covering, among other things, the acceptance of gifts, service on the boards of public companies and other outside activities. For specific guidance on these and other topics that may not be specifically covered by the Code of Ethics you should refer to the Code of Conduct and the Compliance Policy Manual.

All financial advisors and their employees associated with Ameriprise Financial must comply with the Compliance Policy Manual. The provisions of the Code of Ethics and the Compliance Policy Manual should not conflict. In the event the provisions of the Code of Ethics or the Compliance Policy Manual conflict or appear to conflict with those contained in the Code of Conduct you should follow the guidance contained in the Code of Ethics or Compliance Policy Manual. If at any time you feel there is ambiguity as to what the appropriate course of action should be in a particular situation you should immediately seek assistance from the General Counsel's Office or the Compliance Department before you act.

You are also subject to compliance policies and procedures and other policies and procedures adopted by the organization. You are responsible for being familiar with and complying with these policies and procedures. If you are uncertain as to these additional policies and procedures to which you are subject, speak with your leader.

As described in greater detail below, the Code of Ethics also addresses personal securities trading activities in an effort to detect and prevent illegal or improper transactions.

Under this Code of Ethics you have a duty to promptly report any violation or apparent violation of the Code of Ethics (including the Code of Conduct and Compliance Policy Manual) to the Chief Compliance Officer. You can also report violations or possible violations through the Employee

Relations Group Service Center at 877-267-HR4U, option 2, or anonymously via Ethicspoint(R) at 800-963-6395. This duty exists whether the violation or apparent violation is yours or that of another associated person of Ameriprise Financial. All such reports will be treated confidentially to the extent permitted by law and will be investigated promptly and appropriately. Ameriprise Financial prohibits retaliation against individuals who report violations or apparent violations of the Code in good faith and will treat any such retaliation as a further violation of the Code. However, it must be understood that associated persons of Ameriprise Financial who violate the Code are subject to sanctions for the violation even if they report the violation.



GENERAL POLICY ON ACCEPTING GIFTS

Instances may arise in the course of business where a person or organization offers you a gift. When being offered a gift, the Ameriprise Financial Code of Conduct should serve as your primary guide to determining whether or not a gift is acceptable. The Code of Conduct states: " You may accept entertainment, token gifts or favors only when the value involved is not significant and clearly will not place you under any real or perceived obligation to the donor." See the section on Gifts in the Code of Conduct.

WHEN RECEIVING A GIFT, IT IS IMPERATIVE TO AVOID EVEN THE APPEARANCE OF A CONFLICT OF INTEREST, REGARDLESS OF THE VALUE OF THE GIFT. Sometimes a situation may be unclear. If you are unsure whether to accept a gift, talk with your leader. If your leader is unsure, or feels an exception should be made, he or she should contact the Compliance Department for guidance. Above all, the decision should comply with the spirit of the Code of Conduct and this Code of Ethics.

You may be subject to a more specific gift policy.

FIDUCIARY PRINCIPLES

The following general fiduciary principles shall govern your activities and the interpretation and administration of these rules:

     o The interests of our advised and sub-advised account clients (including Mutual Fund shareholders) must be placed first at all times.
     o All personal trading transactions must be conducted consistent with the rules contained in this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.
     o You should never use your position with the company, or information acquired during your employment, in your personal trading in a manner that may create a conflict - or the appearance of a conflict - between your personal interests and the interest of the company or its customers and clients. If such a conflict or potential conflict arises, you must report it immediately to Personal Trade Compliance.
     o Company personnel should not take inappropriate advantage of their positions.

In connection with providing investment management services to clients, this includes prohibiting any activity which directly or indirectly:

     o    Defrauds a client in any manner;

     o    Misleads a client, including any statement that omits material facts;

     o    Operates or would operate as a fraud or deceit on a client;

     o    Functions as a manipulative practice with respect to a client; and

     o    Functions as a manipulative practice with respect to securities.

These rules do not identify all possible conflicts of interest, and literal compliance with each of the specific provisions of this Code of Ethics will not shield company personnel from liability for personal trading or other conduct that is designed to circumvent its restrictions or violates a fiduciary duty to our clients.

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                                   DEFINITIONS
--------------------------------------------------------------------------------

This Investment Adviser Code of Ethics for Retail Access Persons applies to all associated persons of Ameriprise Financial other than Investment Access Persons or certain others who receive notice that a different Code of Ethics applies to them.

ACCESS PERSONS: supervised persons and other persons who are employees or associated persons of Ameriprise Financial, who have access to nonpublic information regarding clients' purchase or sale of securities or non public information regarding the portfolio holdings of Proprietary Funds, are involved in making securities recommendations to clients, or who have access to recommendations that are nonpublic.

     RETAIL ACCESS PERSONS: Access Persons who have access only to Ameriprise Financial retail client information.

     INVESTMENT ACCESS PERSONS: Access Persons who have access to Ameriprise Financial / RiverSource institutional client information. Investment Access Persons are also subject to rule 17j-1 under the Investment Company Act of 1940.


BROKERAGE ACCOUNT: A Brokerage Account is an account held at a licensed brokerage firm in which securities are bought and sold (e.g., stocks, bonds, futures, options, Mutual Funds). This includes employer-sponsored incentive savings plans.

INITIAL PUBLIC OFFERING (IPO): a corporation's first offering of stock to the public. This includes secondary issues of equity or fixed income.

LIMITED OFFERINGS (PRIVATE PLACEMENTS): an offering of securities exempt from registration due to certain exemptions such as the size of the offering and the number of purchasers. You are not allowed to invest in Limited Offerings (Private Placements) without preclearance - see page 16.

SUPERVISED PERSON: any partner, officer, director (or other person occupying a similar status or performing similar functions), or an employee of an investment adviser, or other person who provides investment advice on behalf of the investment adviser and is subject to the supervision and control of the investment adviser.

MUTUAL FUNDS: U.S. registered open-end investment companies the shares of which are redeemable on any business day at the net asset value, including Mutual Funds that underlie variable annuity and variable life insurance contracts.

PROPRIETARY FUNDS: investment companies that are registered with the SEC and for which Ameriprise Financial / RiverSource serves as an investment adviser. A RiverSource Mutual Fund is a Proprietary Fund.

NON-PROPRIETARY FUNDS: investment companies that are registered with the SEC and are not Proprietary Funds. A non-RiverSource Mutual Fund is a Non-proprietary Fund.

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                        PERSONAL TRADING RULES FRAMEWORK
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APPLICABILITY

These rules apply to securities trading in which you have a beneficial ownership. Beneficial ownership includes accounts held in the name of any of the following individuals:
o    You
o    Your spouse/partner
o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:
o    Is a trustee or custodian for an account (e.g., for a child or parent)
o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death
o    Owns an IRA
o    Participates in an investment club
o Has another arrangement where they give advice and also have a direct or indirect ownership.

GENERAL RULES

THESE GENERAL RULES, ALONG WITH THE PROCEDURES CONTAINED IN THE REST OF THIS DOCUMENT, MUST ALWAYS BE FOLLOWED:

     1. No use of inside information (refer to "Ameriprise Financial Insider Trading Policy" on page 21).

     2. No front-running. This involves an individual taking advantage of non-public information about imminent trading activity in our Mutual Funds or other advised accounts by trading in a security before the fund or advised account does. YOU ARE NOT ALLOWED TO TRADE IN A PARTICULAR SECURITY AHEAD OF, OR AT THE SAME TIME AS, YOUR CLIENTS' ACCOUNTS.

     3. No misuse of material non-public information relating to Mutual Funds, including information relating to portfolio holdings or pricing.

     4. No Access Person shall divulge to any person any client holdings, any recommendation made to a client, or any contemplated or completed securities transactions or trading strategies of a client, except as required in the performance of his or her duties and only to the extent such other person has a need to know such information to perform his or her duties. Disclosures of any past, current or contemplated client holdings must be consistent with the Portfolio Holdings Disclosure policy.

     5. No market timing (short-term trading) in shares of Mutual Funds. This prohibition applies across all accounts in which you have a beneficial interest (so that you cannot buy shares of a Mutual Fund in one account and sell them from another account in market timing transactions), including the Ameriprise Financial 401(k) Plan and Mutual Funds underlying a variable annuity and variable life insurance contracts.

          This prohibition also applies to investments through pooled investment vehicles, such as hedge funds, that may engage in market timing. You are responsible for ensuring that no pooled investment vehicle in which you invest engages in market timing.

          If you invest in a hedge fund whose offering document does not state whether the hedge fund engages in market timing of Mutual Funds, you should obtain written assurance from the hedge fund that it does not engage in market timing of Mutual Funds.

     6. No purchasing of initial public offerings (this includes secondary issues of equity or fixed income)

     7. No preferential treatment from other brokerage firms due to the purchaser's employment by or association with Ameriprise Financial.

     8.   No direct trades with broker/dealers' trading desks.

     9.   No non-retail relationships with broker/dealers.

     10. No use of Ameriprise Financial's name (or the name of any of its subsidiaries) to obtain a better price from a broker who is a market maker in the security being traded.

     11. No speculative trading of Ameriprise Financial stock, which is characterized by transactions in "put" or "call" options, or short sales or similar derivative transactions. Ameriprise Financial discourages short-term trading in its own stock. This includes soliciting speculative trades in Ameriprise Financial securities. You should not solicit or offer an opinion on Ameriprise Financial stock. (You are allowed to exercise any Ameriprise Financial stock options you have received as a result of your employment with the Company. Members of the Executive Leadership Team, however, must preclear these trades through the Corporate Secretary's office.)

     12. No stopping stock. This is defined as a guarantee by a specialist that an order placed by a Floor Broker will be executed at the best bid or offer price then in the Specialist's book unless it can be executed at a better price within a specified period of time.

     13. If the company's managed or owned accounts are active in a given security, no use of that security to meet margin calls if cash or other securities are available to meet the call.

     14. An Access Person shall use his or her best judgment in giving investment advice to clients and shall not take into consideration his or her personal financial situation or interests in doing so.

     15. When engaging in a personal securities transaction, an Access Person shall always place the interests of clients first and avoid any actual or potential conflict of interest or abuse of his or her position.

     16. Required forms must be filled out completely, accurately and on a timely basis. This includes quarter end reports. Violations of the Code, including late filing of periodic reports will be reported to Senior Management and the RiverSource Investments, LLC Funds Board of Directors.

IMPORTANT:

     o OBLIGATION TO REPORT VIOLATIONS: Any person who discovers that he or she or another person has violated or apparently violated these general rules or other provisions of this Code must promptly report the matter to the Chief Compliance Officer.

     o PERSONAL TRADING RECORDS SUBJECT TO REVIEW BY REGULATORS: The SEC and the NASD have the authority to review individuals' personal trading records. It is not unusual in the course of regulatory exams for the examiners to interview individuals about their trading activity or violations of the Code of Ethics.

     o Even if you receive preclearance, you cannot be ensured that you have not violated the Code. Receiving preclearance does not exclude you from other personal trading rules included in this Code.

     o The Compliance Department has the authority to review records and request additional information.

     o The privacy of your reported information is extremely important and will be held in the utmost confidence but is subject to review and action by appropriate personnel such as Personal Trade Compliance personnel.



BASIS FOR RULES

The rules and procedures that apply to personal trading for Retail Access Persons are derived from:

     Securities and investment laws
          o    Securities Act of 1933
          o    Securities Exchange Act of 1934
          o    Investment Company Act of 1940
          o    Investment Advisers Act of 1940
          o    Insider Trading and Securities Fraud Enforcement Act of 1988

     Rules, regulations and corporate policies
          o    Securities and Exchange Commission (SEC)
          o    National Association of Securities Dealers (NASD)
          o    Ameriprise Financial Insider Trading Policy
          o    Ameriprise Financial Code of Conduct

     Investment Company Institute (ICI) Guidelines to Industry on Personal Investing

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                REPORTING REQUIREMENTS FOR RETAIL ACCESS PERSONS
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SECURITIES ACTIVITIES WHICH MUST BE REPORTED

All personal securities trading activities (e.g., stocks, options, bonds, Mutual Fund shares), whether bought or sold, must be reported, with the exception of such things as money market mutual funds and certificates of deposit. See "How to Comply" section below for more information. A chart indicating which transactions must be reported is located on pages 14-15. You must report activity involving securities trading in which you have a BENEFICIAL OWNERSHIP. This includes accounts held in the name of any of the following individuals:
o    You
o    Your spouse/partner
o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:
o    Is a trustee or custodian for an account (e.g., for a child or parent)
o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death
o    Owns an IRA
o    Participates in an investment club
o Has another arrangement where you give advice and also have a direct or indirect ownership.



HOW TO COMPLY

Limited Choice Policy: Unless you have an exception approved by Personal Trade Compliance, your personal trading must be conducted through one of three brokers
- Ameriprise Financial Brokerage, Charles Schwab, or Merrill Lynch.

You must report any new accounts opened by immediately completing the following steps:

o Complete the Brokerage Account Notification Form in Appendix B and return it to Personal Trade Compliance, H26/1880. Failure to properly carry out this notification process may result in a sanction.

o Notify your broker of your association with Ameriprise Financial. You are responsible for notifying your broker that you work for Ameriprise Financial, a broker/dealer, and ensuring that Personal Trade Compliance is provided with duplicate statements and confirmations for your account(s).


FAILURE TO COMPLY WITH THE LIMITED CHOICE POLICY, AND FAILURE TO DISCLOSE ALL MUTUAL FUND AND BROKERAGE ACCOUNTS ARE VIOLATIONS OF THE CODE AND MAY RESULT IN A SANCTION, WHICH INCLUDES POSSIBLE TERMINATION.

WHAT TYPES OF INVESTMENTS MUST BE TRANSFERRED TO OR HELD AT ONE OF THE LIMITED CHOICE FIRMS?
o Stocks -- common (including Ameriprise Financial), preferred, convertible preferred, short sales, rights, or warrants
o    Corporate bonds (including convertible and foreign)
o    State and local municipal bonds
o    Derivatives, including futures, options and index securities
o    Limited partnerships (if purchased through a Brokerage Account)
o Unit Investment Trusts (UITs), American Depository Receipts (ADRs) and Real Estate Investment Trusts (REITs), Exchange Traded Funds and closed-end funds.
o Managed or wrap accounts in which individual securities are held and the investor has the ability to exercise trading discretion
o Proprietary Funds must be held through Ameriprise Brokerage, Ameriprise Financial 401(k) Plan, "at fund" (directly with the Mutual Fund), or underlying a variable annuity or variable life insurance contract from IDS Life Insurance Company or another affiliate of Ameriprise Financial

WHAT INVESTMENTS ARE NOT SUBJECT TO THIS LIMITED CHOICE POLICY?
Some investments are not subject to this policy, and therefore, do not need to be transferred. You may continue to hold the following investments in accounts at other firms:
o    Non-proprietary Funds
o    Annuities
o Certificates of Deposit, savings certificates, checking and savings accounts and money market accounts
o    Commercial paper
o    Dividend reinvestment plans
o    Employer sponsored incentive savings plans
o US Government bonds (U.S. Treasury notes, bills, bonds, STRIPS, savings bonds)
o    Church bonds
o Limited Offerings / Private Placements (These transactions require specific preclearance-see page 16)
o    Managed or wrap accounts that do not include individual securities

EXCEPTIONS TO LIMITED CHOICE

Exceptions to the limited choice policy of conducting personal trading through one of the three authorized brokers - Ameriprise Financial Brokerage, Charles Schwab, or Merrill Lynch - will be rare. If you believe your situation warrants an exception, print and complete the Exception Request Form found in Appendix C.

Note that if you are granted an exception for a managed account where you have no trading discretion, you and your broker will be required to re-certify to this annually in order to maintain that exception.

If you are granted an exception, you are responsible for ensuring that Personal Trade Compliance receives duplicate confirmations and statements.

An exception to the limited choice policy does not eliminate the need to comply with the rest of this Investment Adviser Code of Ethics.


SECURITIES REPORTING FOR RETAIL ACCESS PERSONS

                                                                      ----------------------------------------------
This chart indicates which securities must be reported on your                  IS REPORTING REQUIRED?
initial and annual certification.

--------------------------------------------------------------------------------------------------------------------
American Depository Receipts/Shares/Units (ADRs/ADSs/ADUs)                                Yes
--------------------------------------------------------------------------------------------------------------------
Annuities - Fixed                                                                         No
(other than market value adjusted annuities)
--------------------------------------------------------------------------------------------------------------------
Annuities - Variable and market value adjusted annuities                                  Yes
                                                                                   Report underlying
                                                                                      securities
--------------------------------------------------------------------------------------------------------------------
American Express Stock                                                                    Yes
--------------------------------------------------------------------------------------------------------------------
(Options on) American Express Stock (i.e., puts and calls)                                Yes
--------------------------------------------------------------------------------------------------------------------
American Express stock options (obtained as a part of an incentive                        Yes
plan)
--------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Stock *                                                              Yes
                                                                      Executive Leadership Team need to preclear
                                                                         with the Corporate Secretary's office
--------------------------------------------------------------------------------------------------------------------
(Options on) Ameriprise Financial Stock (i.e., puts and calls)*                       Prohibited
--------------------------------------------------------------------------------------------------------------------
Ameriprise Financial stock options (obtained as a part of an                              Yes
incentive plan)*                                                      Executive Leadership Team need to preclear
                                                                         with the Corporate Secretary's office
--------------------------------------------------------------------------------------------------------------------
Bonds and other debt instruments, including but not limited to:                           Yes
        -   Corporate
        -   U.S. Guaranteed or of federally sponsored enterprises
            (FHLMC, FNMA, GNMA, etc.)
        -   Municipal
        -   Closely held
--------------------------------------------------------------------------------------------------------------------
Bonds and other direct debt instruments of the U.S. Government:                           No
(e.g., Treasury notes, bills, bonds or STRIPS)
--------------------------------------------------------------------------------------------------------------------
Bonds  -  convertible                                                                     Yes
--------------------------------------------------------------------------------------------------------------------
Bank certificates of deposit, Savings Certificates, checking and                          No
savings accounts and money market accounts. bankers' acceptances, commercial paper and high quality short-term debt instruments, including repurchase agreements.

--------------------------------------------------------------------------------------------------------------------
Currency Accounts                                                                         No
--------------------------------------------------------------------------------------------------------------------
Derivatives (DECS, ELKS, PRIDES, etc.)                                                    Yes
--------------------------------------------------------------------------------------------------------------------
Futures:  commodity, currency, financial, or stock index                                  Yes
--------------------------------------------------------------------------------------------------------------------
Index Securities  -  (e.g., S&P 500, SPDRS/SPY, Diamonds/DIA,                             Yes
Cubes/QQQ, Exchange Traded Funds,  Holders Trusts)
--------------------------------------------------------------------------------------------------------------------
Life Insurance (variable)                                                                 Yes
                                                                                   Report underlying
                                                                                       securities
--------------------------------------------------------------------------------------------------------------------
Limited Offerings / Private Placements - Equity and Fixed Income                          Yes
                                                                                     (see page 16)
--------------------------------------------------------------------------------------------------------------------
Limited Partnerships                                                                      Yes
--------------------------------------------------------------------------------------------------------------------

                                                                      ----------------------------------------------
This chart indicates which securities must be reported on your                  IS REPORTING REQUIRED?
initial and annual certification.

--------------------------------------------------------------------------------------------------------------------
Limit order                                                                               Yes
--------------------------------------------------------------------------------------------------------------------
Managed or wrap accounts:
o    If individual securities held and investor has ability to                            Yes
     exercise trading discretion
o    If individual securities held and investor does not have                             Yes
     ability to exercise trading discretion
o    If individual securities not held                                                    Yes
--------------------------------------------------------------------------------------------------------------------
Mutual Funds (other than money market mutual funds): Open end                             Yes
--------------------------------------------------------------------------------------------------------------------
Mutual Funds: Closed end -  including registered fund of hedge                            Yes
funds
--------------------------------------------------------------------------------------------------------------------
Money market mutual funds                                                                 No
--------------------------------------------------------------------------------------------------------------------
Options on stocks                                                                         Yes
--------------------------------------------------------------------------------------------------------------------
Options:  exercise of option to buy or sell underlying stock                              Yes
--------------------------------------------------------------------------------------------------------------------
Options on futures and indices (currency, financial, or stock                             Yes
index)
--------------------------------------------------------------------------------------------------------------------
REITS (Real Estate Investment Trusts)                                                     Yes
--------------------------------------------------------------------------------------------------------------------
Stocks:  common or preferred (you do not need to report Dividend                          Yes
Reinvestment Plans - DRIPS unless you are a grade 45 or above)
--------------------------------------------------------------------------------------------------------------------
Stocks:  convertible preferred                                                            Yes
--------------------------------------------------------------------------------------------------------------------
Stocks:  short sales  (short sales prohibited on Ameriprise                               Yes
Financial stock)
--------------------------------------------------------------------------------------------------------------------
Stocks (owned) - exchanges, swaps, mergers, tender offers                                 Yes
--------------------------------------------------------------------------------------------------------------------
Stocks - public offerings (initial OR secondary)                                      Prohibited
--------------------------------------------------------------------------------------------------------------------
Stocks - Rights or warrants acquired separately                                           Yes
--------------------------------------------------------------------------------------------------------------------
Treasury Inflation Protected Securities (TIPS)                                            No
--------------------------------------------------------------------------------------------------------------------
Unit Investment Trusts (UITs)                                                             Yes
--------------------------------------------------------------------------------------------------------------------

* Incentive awards of Ameriprise Financial stock options, restricted stock and portfolio grants and the sale through Ameriprise Financial of a part of these shares to cover taxes at the time of vesting or exercise are subject to reporting. In addition, other holdings, purchases and sales of Ameriprise Financial stock are required to be reported.

SPECIAL NOTE FOR 401(K)S: reporting is required for any 401(k) or an employer sponsored incentive savings plan held by the Access Person. For any 401(k) held by a spouse who is not also an Access Person, reporting is required on everything except Non-proprietary Funds. In other words, an Access Person does not need to report Non-proprietary Funds held in a spouse's 401(k) plan.

SPECIAL NOTE FOR AUTOMATIC INVESTMENT PLANS: you do not need to report transactions that are made as part of a regular periodic purchase (or withdrawal). For example: payroll deduction, bank authorizations etc.

--------------------------------------------------------------------------------
                    ADDITIONAL RULES & REPORTING REQUIREMENTS
--------------------------------------------------------------------------------

LIMITED OFFERINGS (PRIVATE PLACEMENT) PRECLEARANCE - EQUITY AND FIXED INCOME

ALL ACCESS PERSONS need to obtain approval to invest in any Limited Offerings (private placements), i.e., a security not offered to the public. Approvals must be obtained in writing from your immediate leader or registered principal, and Personal Trade Compliance PRIOR to investing.

Limited Offerings include most hedge funds.

HOW TO OBTAIN APPROVAL - Write an explanation of the investment and submit the request to your leader or registered principal. Required information you must include in your request:

o    the nature of the investment
o    how you were solicited
o    approximate dollar amount you are planning to invest
o whether or not the opportunity was being offered to any of Ameriprise Financial / RiverSource's managed accounts or to ANY OF YOUR CLIENTS
o whether the security is likely to be purchased by an Ameriprise Financial / RiverSource managed account or ANY OF YOUR CLIENTS in the future

In considering whether to make a request, consider whether your investment might create a conflict with a business interest of Ameriprise Financial. See the Ameriprise Financial Code of Conduct and the Compliance Policy Manual.

HOW LIMITED OFFERINGS/PRIVATE PLACEMENTS ARE APPROVED - Your leader or registered principal will approve or reject your request, and return the request to you. If approval is granted, send the request via Lotus Notes to "PRIVATE PLACEMENT PRECLEARANCE". YOU CANNOT ENTER INTO THE PROPOSED TRANSACTION WITHOUT APPROVAL FROM PERSONAL TRADE COMPLIANCE.

Personal Trade Compliance will respond to you requesting any additional information or further documentation needed to make a decision. Upon receipt of all necessary documentation, Personal Trade Compliance will then confirm in writing whether you may invest. If your investment is approved, you must report the investment on the quarterly reporting form, which will be provided to you near the beginning of each calendar quarter.

If you have questions about how the private placement approval process applies to a transaction you are considering, PLEASE CONTACT US BY SENDING A LOTUS NOTE TO "PERSONAL TRADING" OR CALL THE PERSONAL TRADE HOTLINE AT 612-671-5196 BEFORE YOU INVEST.

--------------------------------------------------------------------------------
FAILURE TO COMPLETELY AND ACCURATELY DISCLOSE BROKERAGE & MUTUAL FUND ACCOUNTS, HOLDINGS AND QUARTERLY NON-BROKERAGE ACTIVITY BY THE TIME FRAMES SPECIFIED BY PERSONAL TRADE COMPLIANCE IS A VIOLATION OF THE CODE AND MAY RESULT IN A SANCTION, WHICH INCLUDES POSSIBLE TERMINATION.
--------------------------------------------------------------------------------

INITIAL HOLDINGS DISCLOSURE

New Access Persons must disclose certain securities holdings in which they have a beneficial interest. All new Access Persons will receive a copy of the Code of Ethics that applies to them and that includes an Account Certification and Holdings Disclosure form. This document must be returned to Personal Trade Compliance H26/1880 within 10 days. An example of this form is located in Appendix A.

IF YOU OWN BROKERAGE ACCOUNTS OUTSIDE OF THE LIMITED CHOICE BROKERS (AMERIPRISE FINANCIAL, MERRILL LYNCH, OR SCHWAB), YOU MUST TRANSFER YOUR ACCOUNT(S) TO ONE OF LIMITED CHOICE BROKERS WITHIN 45 CALENDAR DAYS.


ANNUAL CERTIFICATION AND ANNUAL HOLDINGS DISCLOSURE

In addition to reporting requirements already outlined, every Access Person must submit an annual certification form. If you are new to the company, you will receive a form and instructions when you attend your orientation session. If you do not attend this orientation session, please contact Personal Trade Compliance at 612-671-5196 for the information.

All Access Persons must also disclose annually certain securities holdings in which they have a beneficial interest. Failure to disclose annual holdings by the time frames specified by Personal Trade Compliance may result in a sanction, which includes possible termination.

All Access Persons will receive a form on an annual basis from Personal Trade Compliance. You must document your account(s) certification and holdings disclosures on this form.


QUARTERLY REPORTING AND CERTIFICATION

Personal Trade Compliance will send you a form each quarter to indicate whether, for a given calendar quarter, you executed securities transactions outside of a broker-dealer account or engaged in transactions in Mutual Funds as identified on the quarterly reporting form. These transactions must be reported to Personal Trade Compliance within 30 calendar days of the last day of the quarter.

INVESTMENT CLUBS

There is no prohibition against joining an investment club. When forming an investment club, please provide the following to Personal Trade Compliance:

     o    a copy of the Brokerage Account Notification Form (see Appendix B)
     o    a copy of your investment club's bylaws
     o a listing of the members of the club and an indication if any members are employees, independent contractors or associated persons of Ameriprise Financial. Please include the individual's employee, Advisor, or contractor identification number.
     o    the contact person for the club in case of questions
     o the account needs to be held at Ameriprise Financial Brokerage, Schwab or Merrill Lynch, unless the club has been granted an exception from Personal Trade Compliance


ADVISORS

YOU MAY NOT SOLICIT CLIENTS OF Ameriprise Financial TO BECOME INVESTMENT CLUB MEMBERS, DUE TO POSSIBLE CONFLICTS OF INTEREST. If an existing member of your investment club later becomes your client, you must obtain a written and signed disclaimer from him/her immediately. A sample copy of the disclaimer is attached on page 34. This disclaimer must state the investment club relationship was pre-existing and entered into freely, and the client understands Ameriprise Financial in no way endorses, approves, or guarantees any activity undertaken by the club. Furthermore, the client/club member's understands Ameriprise Financial has no responsibility for the financial results due to his/her participation in the club. A completed copy of the Client Disclosure Form must be routed to Personal Trade Compliance immediately.

SANCTIONS

Sanctions will be imposed for violations of Ameriprise Financial, SEC, or NASD rules or policies. These sanctions are communicated via violation letters and may vary depending on the severity of the violation, if a record of previous violations exists and/or the violation was self-reported. Examples of potential sanctions include (but are not limited to):

o a written reminder about the rules (with a copy to the individual's manager)
o notification to your broker to freeze your account from any buy-side trading. This is a typical sanction if you fail to move your account(s) to one of the three limited choice brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch. The account could then be used only for transfers and liquidations.
o    prohibition against personal trading for a specific period of time
o    forfeiture of trading profits
o    monetary fine
o negative impact on the individual's bonus or other compensation and or performance rating
o    termination

A written record of each violation and sanction is maintained by Personal Trade Compliance.



UNUSUAL TRADING ACTIVITY

The Personal Trade Committee and your department head review your personal trading activity regularly. We may ask to review specific transactions with you or your broker if clarification is necessary. You may also be asked to supply Personal Trade Compliance with a written explanation of your personal trade(s). Examples of situations that may require a memo of explanation include, but are not limited to:

o    violations of personal trading rules
o trades in a security shortly before our Investment Department trades in the same security on behalf of a client
o    patterns of personal trading that are similar to your clients' trading
o significant changes in trading volume or consistently excessive trading volume
o    patterns of short-term, in and out trading
o    significant positions in illiquid securities
o a number of associated persons trading in the same security in the same time frame

--------------------------------------------------------------------------------
      RESPONSIBILITIES OF THE CHIEF COMPLIANCE OFFICER, OR THEIR DELEGATE,
                          RELATED TO PERSONAL TRADING
--------------------------------------------------------------------------------


PROCESS AND RESPONSIBILITY

The Chief Compliance Officer, or their delegate, has primary responsibility for enforcing the Code. The Personal Trade Committee (PTC) reviews all alleged personal trading violations and any sanctions applied. If the alleged violator is the Chief Compliance Officer, the matter must be reported to the PTC and the General Counsel of the firm.

OPPORTUNITY TO RESPOND

A person charged with a violation of the Code shall have the opportunity to appear before the person or persons enforcing the Code and to respond to all charges, orally or in writing.

INITIAL HOLDINGS REPORT; ANNUAL HOLDINGS REPORT

The Chief Compliance Officer, or their delegate, shall review and maintain all initial and annual holdings reports. Completion of the review shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.


QUARTERLY PERSONAL TRADING REPORTS

The Chief Compliance Officer, or their delegate, shall review and maintain all quarterly transaction reports. Completion of the review shall involve such considerations as the Chief Compliance Officer, or their delegate deems necessary to enforce the provisions and intent of this Code.


PRE-CLEARANCE

The Chief Compliance Officer, or their delegate, shall review and approve or disapprove all Access Person requests to pre-clear securities transactions. Such review shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.


VIOLATIONS OR SUSPECTED VIOLATIONS

If the Chief Compliance Officer, or their delegate becomes aware of a violation or suspected violation of the Code as a result of such review, the Chief Compliance Officer, or their delegate, shall take whatever steps deemed necessary to enforce the provisions of the Code, including consulting with outside counsel.

RECORD RETENTION

Records are required to be kept for seven years (a minimum of two years on site).

--------------------------------------------------------------------------------
                   AMERIPRISE FINANCIAL INSIDER TRADING POLICY
--------------------------------------------------------------------------------


                             AMERIPRISE FINANCIAL'S
             STATEMENT OF POLICY AND PROCEDURES WITH RESPECT TO THE
               RECEIPT AND USE OF MATERIAL NON-PUBLIC INFORMATION


This statement represents the policy of Ameriprise Financial with regard to the receipt and use of material non-public information. If you have any questions or comments about this policy, please contact either the General Counsel's Office (the "GCO") or the Compliance Department. For Investment Access Persons, this policy is supplemented by the Policy and Business Procedures Regarding Insider Trading, Restricted List and Information Walls.


A. GENERAL

Ameriprise Financial prohibits any associated person from trading on the basis of or otherwise misusing material non-public ("inside") information. Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 make it unlawful for any person or corporate insider, while in the possession of material non-public ("inside") information, to trade or to recommend trading in securities, or to communicate the material non-public information to others.

In light of the above and in compliance with the requirements of Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act'), Rule 206(4)-7 enacted thereunder and the Insider Trading & Securities Fraud Enforcement Act of 1988 (the "Enforcement Act"), Ameriprise Financial has consistently maintained the policy that associated persons possessing material nonpublic information must not (a) use such information to obtain profits, mitigate losses or otherwise secure benefits for Ameriprise Financial, any of its affiliates or clients, themselves or others, (b) engage in transactions or make recommendations on the basis of such information, or (c) disclose such information to others.


B. WHAT IS "MATERIAL NON-PUBLIC INFORMATION"?

Generally, it includes material information about an issuer (including a government entity) or the market for the issuer's securities that has not been disclosed generally to the marketplace. In addition to coming from the issuer, material non-public information can come from persons with access to the information, including not only the issuer's officers, directors and other employees, but also among others its auditors, investment bankers and attorneys. Material non-public information may also be obtained by happenstance, e.g., from social situations, business gatherings, overheard conversations, misplaced documents and tips from insiders or other third parties.

     1. Material Information. Information is "material" if its dissemination is likely to affect the market price of any of the company's or other issuers' securities or is likely to be considered important by reasonable investors, including reasonable speculative investors, in determining whether to trade in such securities. Information may or may not be material, depending on its specificity, its magnitude, its reliability and the extent to which it differs from information previously publicly disseminated.

Though there is no precise, generally accepted definition of materiality, information is likely to be material if it relates to significant changes affecting matters such as:

     o    Dividend or earnings expectations;
     o    Changes in previously released earnings estimates;
     o    Write-downs or write-offs of assets;
     o    Additions to reserves or bad debts or contingent liabilities;
     o    A significant increase or decrease in orders;
     o    Expansion or curtailment of company or major division operations;
     o Proposals or agreements involving a joint venture, merger, acquisition, divestiture;
     o    A purchase or sale of substantial assets;
     o    New products or services;
     o    Exploratory, discovery or research development;
     o    Criminal indictments, civil litigation or government investigation;
     o    Disputes with major suppliers or customers;
     o    Labor disputes including strikes or lock-outs;
     o    Substantial changes in accounting methods;
     o    Debt service or liquidity problems;
     o    Extraordinary borrowings;
     o    Bankruptcy or insolvency;
     o    Extraordinary management developments;
     o    Public offerings or private sales of debt or equity securities;
     o    Calls, redemptions or purchases of the company's own stock;
     o    Issuer tender offers;
     o    Recapitalizations;
     o    Competitive developments within the marketplace.

     2. Non-public Information. Non-public information is information that has not been made available to investors generally. It includes information received in circumstances indicating that it is not yet in general circulation. It also includes situations in which the recipient knows or should know that the information could only have been provided directly or indirectly by the issuer or its insiders. For example, personnel at Ameriprise Financial may temporarily become insiders when an external source, such as a company or officer of a company, entrusts material non-public information in connection with a commercial relationship or transaction to an associated person of Ameriprise Financial with the expectation that the information will remain confidential. In order for non-public information to become public, it must be disseminated through recognized channels of distribution designed to reach the securities marketplace.

To show that material information is public, you should be able to point to some fact verifying that the information has become generally available. For example, disclosure in a national business and financial wire service, by a news service, or in a publicly disseminated disclosure document would all be sufficient to consider the information generally available. The circulation of rumors or "talk on the street," even if accurate and widespread does not constitute the requisite public disclosure.

Material information disclosed only to institutional investors or to a fund analyst or a favored group of analysts generally may retain its status as non-public information and must not be disclosed or otherwise misused. Similarly, partial disclosure does not constitute public dissemination. As long as any material component of the inside information has yet to be publicly disclosed, the information is non-public and a trade based on, or sharing of such information is prohibited.

     3. Information Disclosed in Breach of a Duty (Tipper and Tippee Liability). Associated persons of Ameriprise Financial must be wary of material non-public information disclosed in breach of a corporate insider's fiduciary duty. Even when there is no expectation of confidentiality, you may become an insider upon receiving material non-public information in circumstances in which you know or should know that a corporate insider is disclosing information in breach of the fiduciary duty he or she owes his or her company and its shareholders. Whether the disclosure is an improper "tip" that renders the recipient a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure. In the context of an improper disclosure by the corporate insider, the requisite "personal benefit" is not limited to a business or future monetary gain. Rather, a prohibited personal benefit may include a reputational benefit, an expectation of a quid pro quo from the recipient or the recipient's employer, or an intention to benefit the recipient or the recipient's employer by sharing the material non-public information.

Given the potentially severe regulatory, civil and criminal sanctions to which you, Ameriprise Financial and other associated persons of Ameriprise Financial could be subject, if uncertain as to whether the information you possess is material non-public information, you should immediately contact Legal or Compliance. Pending a final determination in consultation with Legal and/or Compliance, the information should be treated as material non-public information that cannot otherwise be communicated to any other person or misused.



C. CRIMINAL AND CIVIL PENALTIES AND REGULATORY SANCTIONS FOR INSIDER TRADING

Penalties for misusing material non-public information are severe. Depending on the circumstances and the adequacy of the relevant procedures, the associated person involved, his or her supervisor, Ameriprise Financial's principals, officers, directors and other supervisory personnel could all face substantial regulatory, civil and criminal sanctions.

For example, associated persons of Ameriprise Financial who either trade on inside information or become subject to tipper or tippee liability are subject to the following penalties:

1.   A civil penalty of up to three times the profit gained or loss avoided;
2.   A criminal fine of up to $5,000,000; and
3.   A jail term of up to 20 years.

Furthermore, Ameriprise Financial and its supervisory personnel, if they fail to take appropriate steps to prevent insider trading, are subject to the following penalties:

1. A civil penalty of up to $1,000,000 or, if greater, three times the profit gained or loss avoided as a result of the associated person's violation; and
2. A criminal penalty of up to $2,500,000 for individuals and up to $25,000,000 for Ameriprise Financial.

Finally, violations of insider trading laws could result in civil injunctions and a suspension or permanent bar from the securities industry. In addition to the criminal, civil and regulatory penalties described above, any associated person who is found to have violated these rules or who is found to have violated a federal or state securities law or regulation related to the misuse of material non-public information will be subject to serious sanctions by Ameriprise Financial, including termination of employment.

D. PROHIBITIONS REGARDING MISUSE OF MATERIAL NON-PUBLIC INFORMATION

Listed below are certain prohibitions regarding the misuse of material non-public information. Anyone who knows or has reason to suspect that these prohibitions have been violated must bring such actual or potential violation to the immediate attention of Compliance. These prohibitions are not intended to be exhaustive, but instead are listed to provide examples of the types of situations likely to raise significant issues with respect to the misuse of inside information. No director, officer, principal or associated person of Ameriprise Financial shall do any of the following:

     o Purchase or sell or recommend or direct the purchase or sale of a security for any client or any client's account managed by Ameriprise Financial (including accounts owned by Ameriprise Financial) or for any other person while in possession of material non-public information relevant to that security.

     o Take advantage of material non-public information to purchase or sell or recommend or direct the purchase or sale of any security for his or her own account, for any account over which he or she has a direct or indirect beneficial interest (including an account held by or for any family member or family-related trust).

     o Subject to relevant procedures (including this Personal Trading Code of Ethics and the Policy and Business Procedures Regarding Restricted List and Information Walls), disclose material non-public information to any person, unless such disclosure is both authorized and necessary to effectively carry out the project or transaction for which Ameriprise Financial has been approached or engaged.

     o Engage in tipping or recommending, whether formally, informally, orally or in writing, the purchase or sale of any security based on material non-public information relevant to that security.

     o Give consideration to any material non-public information furnished by any broker-dealer when recommending the allocation of brokerage to any broker-dealer.

     o Trade for his or her personal account with the expectation that an account managed by Ameriprise Financial will soon trade in the same security (otherwise known as front-running).

APPENDIX A: INITIAL PERSONAL ACCOUNT AND HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------
    INITIAL PERSONAL ACCOUNT AND HOLDINGS DISCLOSURE COMPLETION INSTRUCTIONS
                             RETAIL ACCESS PERSONS
--------------------------------------------------------------------------------

BELOW ARE THE STEPS FOR COMPLETING THE INITIAL PERSONAL ACCOUNT AND HOLDINGS DISCLOSURE ("INITIAL CERTIFICATION") FORM FOUND ON PAGES A.2 AND A.3:

1. WRITE YOUR NAME, SOCIAL SECURITY NUMBER, ID NUMBER, AND ROUTING NUMBER (OR AREA OFFICE IF YOU ARE IN THE FIELD) ON THE TOP PORTION OF THE FORM.
2.   CHECK THE APPROPRIATE BOX IN SECTION 1.
          o If you check YES in Section 1, COMPLETE ALL REQUESTED INFORMATION IN SECTIONS 2 AND 3.
          o If you check NO in Section 1 and you do not have accounts, but you do have holdings (i.e. physical stock certificate) to report, COMPLETE SECTIONS 2 AND 3.
          o If you check NO in Section 1 and you have no accounts and no holdings to report, COMPLETE SECTION 3. o Please note: A Brokerage Account is an account held at a licensed brokerage firm in which securities are bought and sold (e.g., stocks, bonds, futures, options, Mutual Funds). This includes employer-sponsored incentive savings plans.
3. IN SECTION 2, STATE THE FIRM NAME, ACCOUNT NUMBER, AND TYPE OF OWNERSHIP. IF SECURITIES ARE HELD OUTSIDE OF A BROKERAGE ACCOUNT (I.E. PHYSICAL STOCK CERTIFICATE), ENTER "N/A" IN THE FIRM NAME FIELD.
          o DIRECT: You are the owner of the account (i.e., joint, individual or IRA ownership).
          o INDIRECT: Accounts in which you have a beneficial interest (see definition below), and that are registered in another person's name. This includes members of your household (e.g., spouse, partner, minor children, etc.).
          o    CLUB: You are a member of an investment club.
          o ADVISED: You have another arrangement where you give advice and also have a direct or indirect ownership.
          o MANAGED: You have no discretion over the investments in the account.
4.   SIGN AND DATE THE FORM IN SECTION 3.
5. RETURN PAGES A.2 AND A.3 TO PERSONAL TRADE COMPLIANCE (H26/1880) WITHIN 5 BUSINESS DAYS. THIS IS VERY IMPORTANT DUE TO REGULATORY TIMING OBLIGATIONS.

ADDITIONAL INFORMATION
o You must complete and return this form even if you have no accounts or holdings to disclose.
o BROKERAGE ACCOUNTS: You must disclose all Brokerage Accounts you own or in which you have a beneficial interest. This includes Ameriprise Brokerage and accounts held with any other broker.
o MUTUAL FUNDS: You must disclose all proprietary (RiverSource) and non-proprietary (non- RiverSource) Mutual Funds held direct-at-fund, including variable annuities and variable life insurance.
o 401(K)S: Reporting is required for any 401(k), 403(b), or employer-sponsored incentive savings plan held by the associated person. For a 401(k) held by a spouse/partner (who is not also associated with Ameriprise), report all holdings excluding non-proprietary funds.
o BENEFICIAL INTEREST: You must disclose accounts in which you have a beneficial interest. This includes accounts held in the name of you, your spouse/partner, or any financially dependent member of your household. Additionally, beneficial interest extends to the following types of accounts if you, your spouse/partner or financially dependent member of your household:
          o Is a trustee or custodian for an account (e.g., for a child or parent)
          o Exercises discretion over an account via a power of attorney arrangement, as an executor of an estate after death, or through providing investment advice for compensation
          o    Owns an IRA
          o    Participates in an investment club
          o Has another arrangement substantially equivalent to direct or indirect ownership.
     NOTE: If none of the above beneficial interest situations apply and you are solely the beneficiary on an account, you do not need to disclose that account.

FOR QUESTIONS ABOUT SECURITIES THAT YOU ARE RESPONSIBLE FOR DISCLOSING, SEE PAGES 14-15 OF THE INVESTMENT ADVISER CODE OF ETHICS FOR RETAIL ACCESS PERSONS.

Initial Personal Account and Holdings Disclosure                Appendix A.1

--------------------------------------------------------------------------------
              Initial Personal Account and Holdings Disclosure Form
                             RETAIL ACCESS PERSONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                               SOCIAL SECURITY #:
--------------------------------------------------------------------------------
ID NUMBER:                          ROUTING OR AREA OFFICE #:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SECTION 1
--------------------------------------------------------------------------------

Do you or any members of your household have any brokerage or Mutual Fund account(s) (including Ameriprise Brokerage Accounts) in which you have a direct or indirect beneficial interest, advise for others, have managed by another person(s), or participate in as a member of an investment club?

( ) YES If yes, complete Section 2 listing all accounts INCLUDING AMERIPRISE BROKERAGE, SCHWAB OR MERRILL LYNCH AND ALL HOLDINGS WITHIN THOSE ACCOUNTS. Then complete Section 3.

( ) NO If you do not have accounts but you have holdings to report please fill out Sections 2 and 3. If you have no accounts and no holdings to report, please complete Section 3.

--------------------------------------------------------------------------------
                                    SECTION 2
--------------------------------------------------------------------------------

                             ACCOUNT/HOLDINGS DETAIL
o    Please complete all columns.
o Initial page A.3 if submitting electronically; sign page A.3 if submitting a hard copy.
o If submitting electronically, please send via e-mail to personal.trading@ampf.com.
o If submitting a hard copy, please send to Personal Trade Compliance, H26/1880.
o PLEASE RETURN THIS FORM TO PERSONAL TRADE COMPLIANCE WITHIN 5 DAYS. THIS IS VERY IMPORTANT DUE TO REGULATORY TIMING OBLIGATIONS.


------------------------------------------------------------------------------------------------------------------------

BROKERAGE FIRM NAME OR            SECURITY DESCRIPTION:      ACCOUNT        OWNERSHIP TYPE / SSN              QUANTITY
INSTITUTION NAME where            Name or ticker symbol      NUMBER         (D, I, C, A, M)*                  Shares or
securities are held. If           (or CUSIP) of Security                    NOTE: Only input the Social       amount
securities are not held in an                                               Security number if different
account, input  N/A                                                         from your own
------------------------------------------------------------------------------------------------------------------------

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

* D = DIRECT; I = INDIRECT; C = CLUB; A = ADVISED; M = MANAGED. For OWNERSHIP TYPE definitions, see page A.1.

IF MORE SPACE IS NEEDED, ATTACH THE ADDITIONAL INFORMATION ON A SEPARATE PAGE. PLEASE SIGN AND DATE ANY ATTACHED SHEETS.

Initial Personal Account and Holdings Disclosure                Appendix A.2

--------------------------------------------------------------------------------
                                    SECTION 3
--------------------------------------------------------------------------------

By signing this document, I am certifying that:

o The accounts listed above are the only accounts in which I have a direct or indirect beneficial interest at this time.

o I understand that failure to completely disclose all of my Brokerage Accounts and Mutual Fund accounts to Personal Trade Compliance may result in sanctions, which could lead to termination.

o The securities listed above are the holdings I have at this time. I understand that failure to completely disclose all of my holdings to Personal Trade Compliance may result in sanctions, which could include termination.

o If I have one or more managed accounts, I do not have trading discretion for the accounts.

o I have completely filled out this certification form so a letter authorizing duplicate confirmations and statements can be sent to my broker until my accounts have been transferred to one of the three limited choice brokerage firms.

o I understand that failure to completely disclose all of my security holdings to Personal Trade Compliance or failure to complete this form by the required due date may result in sanctions, which could include termination.

o    I will not participate in market timing of any Mutual Fund.

o If I open any new Brokerage Accounts I will notify Personal Trade Compliance in writing by filling out a Brokerage Account Notification form BEFORE THE FIRST TRADE IS CONDUCTED.

o I HAVE READ AND UNDERSTAND THE AMERIPRISE FINANCIAL INSIDER TRADING POLICY AND INVESTMENT ADVISER CODE OF ETHICS DOCUMENT AND WILL ABIDE BY THEM.






-----------------------------------------                   --------------------
Signature                                                          Date


RETURN TO:  PERSONAL TRADE COMPLIANCE-- H26/1880

Initial Personal Account and Holdings Disclosure                   Appendix A.3

APPENDIX B: BROKERAGE ACCOUNT NOTIFICATION FORM

--------------------------------------------------------------------------------
                   BROKERAGE ACCOUNT NOTIFICATION FORM PROCESS
--------------------------------------------------------------------------------


On the following page is the Brokerage Account Notification Form that is REQUIRED to be completed if you--or an immediate family member--maintains an external Brokerage Account. The brokers other than Ameriprise Financial Brokerage that are allowed at this time are Schwab or Merrill Lynch only.

Please be sure to:

o    Fill out the Personal Information Section.

o    Fill out the Brokerage Account Information Section.

o Send the form to PERSONAL TRADE COMPLIANCE H26/1880 NO LATER THAN 5 DAYS AFTER RECEIVING THIS PACKET.


REMINDER:  PLEASE SUBMIT THIS FORM PRIOR TO ANY TRADING

If you have questions, please send a Lotus Note to "PERSONAL TRADING" or call the Personal Trade Hotline at 612-671-5196.



Brokerage Account Notification Form                                Appendix B.1


                        ***THIS IS NOT AN ACCOUNT TRANSFER FORM AND WILL NOT CAUSE YOUR SECURITIES TO MOVE***

------------------------------------------------------------------------------------------------------------------------------------
                                                 BROKERAGE ACCOUNT NOTIFICATION FORM

WHEN TO USE THIS FORM:    Complete this form when opening any new Brokerage Account (including new accounts opened to support an account transfer).
------------------------------------------------------------------------------------------------------------------------------------

STEP 1:  COMPLETE PERSONAL INFORMATION SECTION

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
     ID Number (eg., E12345) / Position             /   o  Corporate Office             o   Advisor             o   Field Employee
     -------------------------------------------------------------------------------------------------------------------------------
     Social Security Number
     -------------------------------------------------------------------------------------------------------------------------------
     Field or Corporate Office Routing
     -------------------------------------------------------------------------------------------------------------------------------

STEP 2:  COMPLETE BROKERAGE ACCOUNT INFORMATION SECTION

     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                      BROKER DEALER (choose one)
                                                                                               -------------------------------------
     NAME ON ACCOUNT       ACCOUNT NUMBER        SOCIAL SECURITY NUMBER       OWNERSHIP *        AMERIPRISE    CHARLES     MERRILL
                                                                                                 FINANCIAL     SCHWAB      LYNCH
                                                                                                 BROKERAGE
     ===============================================================================================================================

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
         *  E.G. INDIVIDUAL, JOINT, IRA, UTMA/UGMA, SPOUSAL IRA, ETC.

STEP 3:  SUBMIT COMPLETED FORM TO PERSONAL TRADE COMPLIANCE

     -------------------------------------------------------------------------------------------------------------------------------
          A.  To submit via Interoffice mail, send to PERSONAL TRADE COMPLIANCE, H26 / 1880.
     -------------------------------------------------------------------------------------------------------------------------------
          B.  To submit via Lotus Notes, attach completed form and send to "Personal Trading".
     -------------------------------------------------------------------------------------------------------------------------------

Brokerage Account Notification Form                                Appendix B.2

APPENDIX C: LIMITED CHOICE EXCEPTION REQUEST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        LIMITED CHOICE EXCEPTION REQUEST
--------------------------------------------------------------------------------


          COMPLETE THIS FORM IF ONE OF THE SITUATIONS DESCRIBED BELOW APPLIES TO YOU AND YOU WISH TO REQUEST AN EXCEPTION TO THE LIMITED CHOICE POLICY OF CONDUCTING TRADING THROUGH ONE OF THE THREE AUTHORIZED FIRMS.

Exception Policy - The typical kinds of situations for which Personal Trade Compliance expects exception requests include:

A. spouse accounts where your spouse works for a broker/dealer firm that prohibits outside accounts (supporting documentation to include copy of other firm's policy)
B. non-transferable limited partnership interests held prior to implementation of limited choice policy (supporting documentation to include copies of statements reflecting these holdings) Note: Other holdings and trading would remain subject to limited choice.
C. managed accounts where, e.g., you have authorized broker to exercise investment discretion on your behalf and you have no discretion over what specific securities are traded in account (supporting documentation to include: power of attorney document signed by you and written representations from you and from broker that you have no trading discretion.) You will be required to re-certify annually.


--------------------------------------------------------------------------------
SECTION 1.  REQUEST FOR EXCEPTION (COMPLETED BY YOU, PLEASE PRINT)


YOUR NAME:             ID NUMBER:                          ROUTING:

O  CORPORATE OFFICE        O  ADVISOR                  O   FIELD EMPLOYEE
--------------------------------------------------------------------------------

EXCEPTION TYPE DESCRIBED ABOVE (ALSO ATTACH SUPPORTING DOCUMENTATION):

|_| A
|_| B
|_| C
|_| Other - explain in sufficient detail on an attachment


Broker Name:                                        Account #
--------------------------------------------------------------------------------
Account Ownership (Name on Account):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your Signature              Social Security #            Date

--------------------------------------------------------------------------------
SECTION 2.  EXCEPTION REVIEW (COMPLETED BY PERSONAL TRADE COMPLIANCE)
--------------------------------------------------------------------------------

|_| Request on hold, more documentation needed - PLEASE PROVIDE:

|_| Request Denied

|_| Request Approved


--------------------------------------------------------------------------------
1st Level Approval                                              Date


--------------------------------------------------------------------------------
2nd Level Approval                                              Date


Limited Choice Exception Request                                   Appendix C.1

APPENDIX D: INVESTMENT CLUB CLIENT DISCLOSURE FORM

                     INVESTMENT CLUB CLIENT DISCLOSURE FORM


I was a member of the ____________________________ Investment Club before
                             (club name)

becoming a client of Ameriprise Financial, Inc. or its affiliates. I understand that ___________________________________ is a financial advisor with
           (Financial Advisor name)

Ameriprise Financial Services, but is not acting in his/her capacity as a financial advisor with Ameriprise Financial Services through his/her participation in this club.


I also understand Ameriprise Financial, Inc.. and its affiliates do not endorse, approve, or guarantee any activity undertaken by this club.

Furthermore, I understand Ameriprise Financial, Inc.. and its affiliates are not responsible for this club's investment performance, investment results,

and/or any other direct or indirect financial impact to me as a result of my participation in this club.







----------------------------------------             --------------
Client signature                                          Date




----------------------------------------             --------------
Financial Advisor signature                               Date



Send to PERSONAL TRADE COMPLIANCE - H26/1880.


Investment Club Client Disclosure Form                             Appendix D.1

                      INVESTMENT ADVISER CODE OF ETHICS FOR
                            INVESTMENT ACCESS PERSONS




                  AMERIPRISE FINANCIAL, INC. AND ITS AFFILIATES

                                  JANUARY 2006


---------------------------------------------------------------------------------------------
                        INVESTMENT ADVISER CODE OF ETHICS
                  AMERIPRISE FINANCIAL, INC. AND ITS AFFILIATES
---------------------------------------------------------------------------------------------

OVERVIEW....................................................................................3
   Required Standards of Business Conduct...................................................4
   General Policy on Accepting Gifts........................................................5
   Fiduciary Principles.....................................................................6

DEFINITIONS.................................................................................7

PERSONAL TRADING RULES FRAMEWORK............................................................9
   Applicability............................................................................9
   General Rules...........................................................................10
   Basis for Rules.........................................................................12

REPORTING REQUIREMENTS FOR INVESTMENT ACCESS PERSONS.......................................13
   Securities Activities Which Must Be Reported............................................13
   How To Comply...........................................................................13
   Exceptions to Limited Choice............................................................14

ADDITIONAL RULES & REPORTING REQUIREMENTS..................................................15
   Preclearance of Security Trades.........................................................15
   Exceptions..............................................................................16
   Securities Reporting for Investment Access Persons......................................17
   Limited Offerings (Private Placement) Preclearance - Equity and Fixed Income............20
   60-Day Holding Period for Mutual Funds..................................................21
   Initial Holdings Disclosure.............................................................22
   Annual Certification and Annual Holdings Disclosure.....................................22
   Quarterly Reporting and Certification...................................................22
   Investment Clubs........................................................................23
   Gifting Securities......................................................................23
   Sanctions...............................................................................24
   Unusual Trading Activity................................................................24

INCREMENTAL RESTRICTIONS AND REQUIREMENTS FOR INVESTMENT PERSONNEL.........................25
   60-Day Holding Period for Individual Securities.........................................25
   Research Analysts:  Additional Rules....................................................27

INCREMENTAL PORTFOLIO MANAGER REQUIREMENTS AND RESTRICTIONS................................29
   7-Day Blackout Period...................................................................29
   Preclearance of Proprietary Mutual Fund Trades..........................................30

RESPONSIBILITIES OF THE CHIEF COMPLIANCE OFFICER...........................................31

AMERIPRISE FINANCIAL INSIDER TRADING POLICY................................................32
   A. General..............................................................................32
   B. What is "Material Non-Public Information"?...........................................32
   C. Criminal and Civil Penalties and Regulatory Sanctions for Insider Trading............34
   D. Prohibitions Regarding Misuse of Material Non-Public Information.....................35


Appendix A: Request for Personal Trading Preclearance
Appendix B: Initial Personal Account and Holdings Disclosure
Appendix C: Brokerage Account Notification Form
Appendix D: Limited Choice Exception Request

--------------------------------------------------------------------------------
                                    OVERVIEW
--------------------------------------------------------------------------------


AS A CONDITION OF YOUR CONTINUED EMPLOYMENT OR ASSOCIATION WITH AMERIPRISE FINANCIAL, INC. OR ITS AFFILIATES ("AMERIPRISE FINANCIAL"), YOU ARE REQUIRED TO READ, UNDERSTAND, AND FULLY COMPLY WITH THIS CODE OF ETHICS. THE CODE OF ETHICS ALSO INCORPORATES INTO ITS TERMS AND REQUIREMENTS THE PROVISIONS OF OTHER IMPORTANT DOCUMENTS TO WHICH YOU ARE SUBJECT; NAMELY, THE AMERIPRISE FINANCIAL CODE OF CONDUCT AND, FOR FINANCIAL ADVISORS AND THEIR EMPLOYEES, THE COMPLIANCE RESOURCE GUIDE.

It is your personal responsibility and accountability to avoid any conduct that could create a conflict, or even the appearance of a conflict, with our clients' interests, or do anything that could damage or erode the trust our clients place in Ameriprise Financial. This is the spirit of the Code of Ethics. Every person has the absolute obligation to comply with both the letter and the spirit of the Code. Failure to comply with its spirit is just as much a violation as a failure to comply with the written provisions of the Code. In this regard, you should also be aware that it is impossible for the Code of Ethics to cover every situation you may encounter. In those situations that are not specifically covered by the Code we must follow the spirit of the Code. If you are uncertain as to the appropriate course of action you should take, you should seek immediate assistance from your leader, the Chief Compliance Officer or the Office of the Ombudsperson before acting. If the Code of Ethics is silent on a particular matter, it does not authorize conduct that violates the spirit of the Code.

The Code covers not only the activities you perform on a day-to-day basis, but also your personal securities transactions as well as those of certain of your family members and entities (such as corporations, trusts, or partnerships) that you may be deemed to control or influence.

Appropriate sanctions will be imposed for violations of the Code of Ethics. Sanctions may include bans on personal trading, financial penalties, disgorgement of trading profits, suspension of employment, and/or termination of employment or association with Ameriprise Financial. Repeat violations of the Code will result in progressively stronger sanctions. Self-reporting a violation of the Code will be considered in determining the appropriate sanction for the violation.

This Code will be provided to all individuals who are subject to its terms. AFTER YOU RECEIVE AND REVIEW THE CODE, YOU MUST CERTIFY THAT YOU HAVE RECEIVED, READ AND UNDERSTAND THE DOCUMENT AND AGREE THAT YOU ARE SUBJECT TO IT AND WILL COMPLY WITH IT. You are also required to provide similar certifications when the Code is amended. On an annual basis you must certify that you have complied with the Code during the past year and will continue to do so going forward.

REQUIRED STANDARDS OF BUSINESS CONDUCT

UNDER THIS CODE OF ETHICS ALL SUPERVISED PERSONS OF AMERIPRISE FINANCIAL MUST COMPLY WITH AMERIPRISE FINANCIAL'S STANDARDS OF BUSINESS CONDUCT. THESE STANDARDS ARE THE FOLLOWING:

     o COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS, INCLUDING THE FEDERAL SECURITIES LAWS AND OUR FIDUCIARY OBLIGATIONS;
     o    COMPLIANCE WITH THIS CODE OF ETHICS;
     o    COMPLIANCE WITH THE AMERIPRISE FINANCIAL CODE OF CONDUCT;
     o COMPLIANCE WITH ALL OTHER POLICIES AND PROCEDURES APPLICABLE TO YOUR POSITION AND ASSIGNED RESPONSIBILITIES, INCLUDING ANY SPECIFIC GIFT POLICIES APPLICABLE TO YOU;
     o FINANCIAL ADVISORS AND THEIR EMPLOYEES MUST ALSO COMPLY WITH THE COMPLIANCE RESOURCE GUIDE.

THESE STANDARDS APPLY TO ALL INDIVIDUALS, AT ALL LEVELS OF THE ORGANIZATION. COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS IS MANDATORY FOR EVERYONE AND IS NOT SUBJECT TO BUSINESS PRIORITIES OR INDIVIDUAL DISCRETION. IF AT ANY TIME YOU HAVE A QUESTION ABOUT THE LEGALITY OF A COURSE OF ACTION YOU SHOULD CONSULT WITH THE GENERAL COUNSEL'S OFFICE BEFORE PROCEEDING.

The Investment Advisers Act of 1940 imposes a fiduciary duty on an investment adviser to act in utmost good faith with respect to its clients, and to provide full and fair disclosure of all material facts, particularly where the adviser's interests may conflict with the client's. The Adviser has a duty to deal fairly and act in the best interests of its clients at all times.

All employees and certain other associated persons of Ameriprise Financial must also comply with the Ameriprise Financial Code of Conduct. The Code of Conduct deals with issues covering, among other things, the acceptance of gifts, service on the boards of public companies and other outside activities. For specific guidance on these and other topics that may not be specifically covered by the Code of Ethics you should refer to the Code of Conduct and the Compliance Resource Guide.

All financial advisors and their employees associated with Ameriprise Financial must comply with the Compliance Resource Guide. The provisions of the Code of Ethics and the Compliance Resource Guide should not conflict. In the event the provisions of the Code of Ethics or the Compliance Resource Guide conflict or appear to conflict with those contained in the Code of Conduct you should follow the guidance contained in the Code of Ethics or Compliance Resource Guide. If at any time you feel there is ambiguity as to what the appropriate course of action should be in a particular situation you should immediately seek assistance from the General Counsel's Office or the Compliance Department before you act.

You are also subject to compliance policies and procedures and other policies and procedures adopted by the organization. You are responsible for being familiar with and complying with these policies and procedures. If you are uncertain as to these additional policies and procedures to which you are subject, speak with your leader.

As described in greater detail below, the Code of Ethics also addresses personal securities trading activities in an effort to detect and prevent illegal or improper transactions.

Under this Code of Ethics you have a duty to promptly report any violation or apparent violation of the Code of Ethics (including the Code of Conduct and Compliance Resource Guide) to the Chief Compliance Officer. You can also report violations or possible violations to the Office of the

Ombudsperson. This duty exists whether the violation or apparent violation is yours or that of another associated person of Ameriprise Financial. All such reports will be treated confidentially to the extent permitted by law and will be investigated promptly and appropriately. Ameriprise Financial prohibits retaliation against individuals who report violations or apparent violations of the Code in good faith and will treat any such retaliation as a further violation of the Code. However, it must be understood that associated persons of Ameriprise Financial who violate the Code are subject to sanctions for the violation even if they report the violation.


GENERAL POLICY ON ACCEPTING GIFTS

Instances may arise in the course of business where a person or organization offers you a gift. When being offered a gift, the Ameriprise Financial Code of Conduct should serve as your primary guide to determining whether or not a gift is acceptable. The Code of Conduct states: " You may accept entertainment, token gifts or favors only when the value involved is not significant and clearly will not place you under any real or perceived obligation to the donor." See the section on Gifts in the Code of Conduct.

WHEN RECEIVING A GIFT, IT IS IMPERATIVE TO AVOID EVEN THE APPEARANCE OF A CONFLICT OF INTEREST, REGARDLESS OF THE VALUE OF THE GIFT. Sometimes a situation may be unclear. If you are unsure whether to accept a gift, talk with your leader. If your leader is unsure, or feels an exception should be made, he or she should contact the Compliance Department for guidance. Above all, the decision should comply with the spirit of the Code of Conduct and this Code of Ethics.

You may be subject to a more specific gift policy.

FIDUCIARY PRINCIPLES

The following general fiduciary principles shall govern your activities and the interpretation and administration of these rules:

     o The interests of our advised and sub-advised account clients (including Mutual Fund shareholders) must be placed first at all times.
     o All personal trading transactions must be conducted consistent with the rules contained in this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.
     o You should never use your position with the company, or information acquired during your employment, in your personal trading in a manner that may create a conflict - or the appearance of a conflict - between your personal interests and the interest of the company or its customers and clients. If such a conflict or potential conflict arises, you must report it immediately to Personal Trade Compliance.
     o Company personnel should not take inappropriate advantage of their positions.

In connection with providing investment management services to clients, this includes prohibiting any activity which directly or indirectly:

     o    Defrauds a client in any manner;
     o    Misleads a client, including any statement that omits material facts;
     o    Operates or would operate as a fraud or deceit on a client;
     o    Functions as a manipulative practice with respect to a client; and
     o    Functions as a manipulative practice with respect to securities.

These rules do not identify all possible conflicts of interest, and literal compliance with each of the specific provisions of this Code of Ethics will not shield company personnel from liability for personal trading or other conduct that is designed to circumvent its restrictions or violates a fiduciary duty to our clients.

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

This Investment Adviser Code of Ethics for Investment Access Persons applies to three groups of personnel. Each successive group is a subset of the previous group, and is subject to incrementally restrictive procedures. Therefore:
Investment Personnel are subject to all Investment Access Person rules, plus the additional specified rules. Portfolio Managers are subject to Investment Personnel and Investment Access Person rules, plus additional specified rules.

ACCESS PERSONS: supervised persons and other persons who are employees or associated persons of Ameriprise Financial, who have access to nonpublic information regarding clients' purchase or sale of securities or non public information regarding the portfolio holdings of Proprietary Funds, are involved in making securities recommendations to clients, or who have access to recommendations that are nonpublic.

     RETAIL ACCESS PERSONS: Access Persons who have access only to Ameriprise Financial retail client information.

     INVESTMENT ACCESS PERSONS: Access Persons who have access to Ameriprise Financial / RiverSource institutional client information. Investment Access Persons are also subject to rule 17j-1 under the Investment Company Act of 1940. These individuals meet one or more of the following criteria:

     1. Have access to information regarding impending purchases or sales of portfolio securities for any account owned or managed.
     2.   Obtain such information within 10 days after the trade.
     3. Have access to information on the holdings of Mutual Funds advised by or sub-advised by Ameriprise Financial / RiverSource within 30 days of the date of the holdings.
     4. Have access to the Investment Department's investment research and recommendations.
     5. Work in the Investment Department or Asset Management Group, including but not limited to the following locations, Minneapolis, Boston, Cambridge, Los Angeles, New York, and New Jersey.
     6.   Participate in the investment decision-making process.
     7. Have a specific role which compels Investment Access Person status, for example:
          - serving as a Board member of an Ameriprise Financial / RiverSource investment company
          - providing direct, ongoing audit, compliance, or legal support to money management businesses.
     8. Have been designated as an Investment Access Person for any other reason, such as working on a project where you have access to investment information.


     INVESTMENT PERSONNEL are research analysts, traders and portfolio managers, fixed income sector team leaders or sector team managers, Vice Presidents of investment administration, Senior Vice President - Fixed Income and the Chief Investment Officer.

     PORTFOLIO MANAGERS are individuals with direct responsibility and authority over investment decisions affecting any account owned or managed. This includes associate portfolio managers.

BROKERAGE ACCOUNT: A Brokerage Account is an account held at a licensed brokerage firm in which securities are bought and sold (e.g., stocks, bonds, futures, options, Mutual Funds). This includes employer-sponsored incentive savings plans.

INITIAL PUBLIC OFFERING (IPO): a corporation's first offering of stock to the public. This includes secondary issues of equity or fixed income.

LIMITED OFFERINGS (PRIVATE PLACEMENTS): an offering of securities exempt from registration due to certain exemptions such as the size of the offering and the number of purchasers. You are not allowed to invest in Limited Offerings (Private Placements) without preclearance - see page 20.

SUPERVISED PERSON: any partner, officer, director (or other person occupying a similar status or performing similar functions), or an employee of an investment adviser, or other person who provides investment advice on behalf of the investment adviser and is subject to the supervision and control of the investment adviser.

MUTUAL FUNDS: U.S. registered open-end investment companies the shares of which are redeemable on any business day at the net asset value, including Mutual Funds that underlie variable annuity and variable life insurance contracts.

PROPRIETARY FUNDS: investment companies that are registered with the SEC and for which Ameriprise Financial / RiverSource serves as an investment adviser. A RiverSource Mutual Fund is a Proprietary Fund.

NON-PROPRIETARY FUNDS: investment companies that are registered with the SEC and are not Proprietary Funds. A non-RiverSource Mutual Fund is a Non-proprietary Fund.

--------------------------------------------------------------------------------
                        PERSONAL TRADING RULES FRAMEWORK
--------------------------------------------------------------------------------


APPLICABILITY

These rules apply to securities trading in which you have a beneficial ownership. Beneficial ownership includes accounts held in the name of any of the following individuals:
o    You
o    Your spouse/partner
o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:
o    Is a trustee or custodian for an account (e.g., for a child or parent)
o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death
o    Owns an IRA
o    Participates in an investment club
o Has another arrangement where they give advice and also have a direct or indirect ownership.

GENERAL RULES

THESE GENERAL RULES, ALONG WITH THE PROCEDURES CONTAINED IN THE REST OF THIS DOCUMENT, MUST ALWAYS BE FOLLOWED:

     1. No use of inside information (refer to "Ameriprise Financial Insider Trading Policy" on page 32).

     2. No front-running. This involves an individual taking advantage of non-public information about imminent trading activity in our Mutual Funds or other advised accounts by trading in a security before the fund or advised account does. YOU ARE NOT ALLOWED TO TRADE IN A PARTICULAR SECURITY AHEAD OF, OR AT THE SAME TIME AS, YOUR CLIENTS' ACCOUNTS.

     3. No misuse of material non-public information relating to Mutual Funds, including information relating to portfolio holdings or pricing.

     4. No Access Person shall divulge to any person any client holdings, any recommendation made to a client, or any contemplated or completed securities transactions or trading strategies of a client, except as required in the performance of his or her duties and only to the extent such other person has a need to know such information to perform his or her duties. Disclosures of any past, current or contemplated client holdings must be consistent with the Portfolio Holdings Disclosure policy.

     5. No market timing (short-term trading) in shares of Mutual Funds. This prohibition applies across all accounts in which you have a beneficial interest (so that you cannot buy shares of a Mutual Fund in one account and sell them from another account in market timing transactions), including the Ameriprise Financial 401(k) Plan and Mutual Funds underlying a variable annuity and variable life insurance contracts.

          This prohibition also applies to investments through pooled investment vehicles, such as hedge funds, that may engage in market timing. You are responsible for ensuring that no pooled investment vehicle in which you invest engages in market timing.

          If you invest in a hedge fund whose offering document does not state whether the hedge fund engages in market timing of Mutual Funds, you should obtain written assurance from the hedge fund that it does not engage in market timing of Mutual Funds.

     6. No purchasing of initial public offerings (this includes secondary issues of equity or fixed income)

     7. No preferential treatment from other brokerage firms due to the purchaser's employment by or association with Ameriprise Financial.

     8.   No direct trades with broker/dealers' trading desks.

     9.   No non-retail relationships with broker/dealers.

     10. No use of Ameriprise Financial's name (or the name of any of its subsidiaries) to obtain a better price from a broker who is a market maker in the security being traded.

     11. No speculative trading of Ameriprise Financial stock, which is characterized by transactions in "put" or "call" options, or short sales or similar derivative transactions. Ameriprise Financial discourages short-term trading in its own stock. This includes soliciting speculative trades in Ameriprise Financial securities. You should not solicit or offer an opinion on Ameriprise Financial stock. (You are allowed to exercise any Ameriprise Financial stock options you have received as a result of your employment with the Company. Members of the Executive Leadership Team, however, must preclear these trades through the Corporate Secretary's office.)

     12. No stopping stock. This is defined as a guarantee by a specialist that an order placed by a Floor Broker will be executed at the best bid or offer price then in the Specialist's book unless it can be executed at a better price within a specified period of time.

     13. If the company's managed or owned accounts are active in a given security, no use of that security to meet margin calls if cash or other securities are available to meet the call.

     14. If you must sell a security to meet a margin call, you must request preclearance for that security.

     15. All traders, trading assistants, fixed income sector team leaders and sector team managers who trade in OTC securities must trade through Ameriprise Financial Brokerage.

     16. No trading of brokerage firm stocks by all traders and trading assistants, fixed income sector team leaders and sector team managers.

     17. There is a 60-day holding period for Mutual Funds as described on page 21.

     18. An Access Person shall use his or her best judgment in giving investment advice to clients and shall not take into consideration his or her personal financial situation or interests in doing so.

     19. When engaging in a personal securities transaction, an Access Person shall always place the interests of clients first and avoid any actual or potential conflict of interest or abuse of his or her position.

     20. Required forms must be filled out completely, accurately and on a timely basis. This includes quarter end reports. Violations of the Code, including late filing of periodic reports will be reported to Senior Management and the RiverSource Investments, LLC Funds Board of Directors.

IMPORTANT:

     o OBLIGATION TO REPORT VIOLATIONS: Any person who discovers that he or she or another person has violated or apparently violated these general rules or other provisions of this Code must promptly report the matter to the Chief Compliance Officer.

     o PERSONAL TRADING RECORDS SUBJECT TO REVIEW BY REGULATORS: The SEC and the NASD have the authority to review individuals' personal trading records. It is not unusual in the course of regulatory exams for the examiners to interview individuals about their trading activity or violations of the Code of Ethics.

     o Even if you receive preclearance, you cannot be ensured that you have not violated the Code. Receiving preclearance does not exclude you from other personal trading rules included in this Code.

     o The Compliance Department has the authority to review records and request additional information.

     o The privacy of your reported information is extremely important and will be held in the utmost confidence but is subject to review and action by appropriate personnel such as Personal Trade Compliance personnel.



BASIS FOR RULES

The rules and procedures that apply to personal trading for Investment Access Persons are derived from:

     Securities and investment laws
          o    Securities Act of 1933
          o    Securities Exchange Act of 1934
          o    Investment Company Act of 1940
          o    Investment Advisers Act of 1940
          o    Insider Trading and Securities Fraud Enforcement Act of 1988

     Rules, regulations and corporate policies
          o    Securities and Exchange Commission (SEC)
          o    National Association of Securities Dealers (NASD)
          o    Ameriprise Financial Insider Trading Policy
          o    Ameriprise Financial Code of Conduct

     Investment Company Institute (ICI) Guidelines to Industry on Personal Investing

--------------------------------------------------------------------------------
              REPORTING REQUIREMENTS FOR INVESTMENT ACCESS PERSONS
--------------------------------------------------------------------------------


SECURITIES ACTIVITIES WHICH MUST BE REPORTED


All personal securities trading activities (e.g., stocks, options, bonds, Mutual Fund shares), whether bought or sold, must be reported, with the exception of such things as money market mutual funds and certificates of deposit. See "How to Comply" section below for more information. A chart indicating which transactions must be reported is located on pages 17-19. You must report activity involving securities trading in which you have a BENEFICIAL OWNERSHIP. This includes accounts held in the name of any of the following individuals:
o    You
o    Your spouse/partner
o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:
o    Is a trustee or custodian for an account (e.g., for a child or parent)
o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death
o    Owns an IRA
o    Participates in an investment club
o Has another arrangement where you give advice and also have a direct or indirect ownership.

FAILURE TO DISCLOSE ALL MUTUAL FUND AND BROKERAGE ACCOUNTS IS A VIOLATION OF THE CODE AND MAY RESULT IN A SANCTION, WHICH INCLUDES POSSIBLE TERMINATION.


HOW TO COMPLY

Unless you have an exception approved by Personal Trade Compliance, your personal trading must be conducted through one of three brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch.

You must report any new accounts opened by immediately completing the following steps:

o Complete the Brokerage Account Notification Form in Appendix C and return it to Personal Trade Compliance, H26/1880. Failure to properly carry out this notification process may result in a sanction.

o Notify your broker of your association with Ameriprise Financial. You are responsible for notifying your broker that you work for Ameriprise Financial, a broker/dealer, and ensuring that Personal Trade Compliance is provided with duplicate statements and confirmations for your account(s).

WHAT TYPES OF INVESTMENTS MUST BE TRANSFERRED TO OR HELD AT ONE OF THE LIMITED CHOICE FIRMS?

o Stocks -- common (including Ameriprise Financial), preferred, convertible preferred, short sales, rights, or warrants
o    Corporate bonds (including convertible and foreign)
o    State and local municipal bonds
o    Derivatives, including futures, options and index securities
o    Limited partnerships (if purchased through a Brokerage Account)
o Unit Investment Trusts (UITs), American Depository Receipts (ADRs) and Real Estate Investment Trusts (REITs), Exchange Traded Funds and closed-end funds.
o Managed or wrap accounts in which individual securities are held and the investor has the ability to exercise trading discretion
o Proprietary Funds must be held through Ameriprise Brokerage, Ameriprise Financial 401(k) Plan, "at fund" (directly with the Mutual Fund), or underlying a variable annuity or variable life insurance contract from IDS Life Insurance Company or another affiliate of Ameriprise Financial


WHAT INVESTMENTS ARE NOT SUBJECT TO THIS LIMITED CHOICE POLICY?

Some investments are not subject to this policy, and therefore, do not need to be transferred. You may continue to hold the following investments in accounts at other firms:
o    Non-proprietary Funds
o    Annuities
o Certificates of Deposit, savings certificates, checking and savings accounts and money market accounts
o    Commercial paper
o    Dividend reinvestment plans
o    Employer sponsored incentive savings plans
o US Government bonds (U.S. Treasury notes, bills, bonds, STRIPS, savings bonds)
o    Church bonds
o Limited Offerings / Private Placements (These transactions require specific preclearance-see page 20)
o    Managed or wrap accounts that do not include individual securities


EXCEPTIONS TO LIMITED CHOICE

Exceptions to the limited choice policy of conducting personal trading through one of the three authorized brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch - will be rare. If you believe your situation warrants an exception, print and complete the Exception Request Form found in Appendix D.

Note that if you are granted an exception for a managed account where you have no trading discretion, you and your broker will be required to re-certify to this annually in order to maintain that exception.

If you are granted an exception, you are responsible for ensuring that Personal Trade Compliance receives duplicate confirmations and statements.

An exception to the limited choice policy does not eliminate the need to comply with the rest of this Investment Adviser Code of Ethics.

--------------------------------------------------------------------------------
                    ADDITIONAL RULES & REPORTING REQUIREMENTS
--------------------------------------------------------------------------------


PRECLEARANCE OF SECURITY TRADES

You must obtain prior approval - known as preclearance - when trading in any of the investment vehicles indicated on the "Securities Reporting and Preclearance Chart" (see pages 17-19). When requesting preclearance, you must follow these procedures:

REQUESTING PRECLEARANCE - On the day you intend to purchase or sell a security requiring preclearance, complete Section A of the Preclearance Form (see form in Appendix A) and fax it to the preclearance group at (612) 671-5101 between 8 AM and 3 PM Central Time.

APPROVAL PROCESS - Before approving the transaction, the preclearance group will verify that there are no managed or owned accounts trading in the security. The preclearance group will complete Section B of the preclearance form and fax it back to you. PRECLEARANCE IS ONLY EFFECTIVE FOR THE DAY IT IS GIVEN.

AFTER HOURS TRADING (ON-LINE) - When trading through an on line account you have until midnight the day you are granted preclearance to ENTER your trade. When routing your preclearance form to Personal Trade Compliance, please attach a copy of your electronic confirmation from your broker showing that the trade was entered on the day preclearance was given. The trade then needs to be executed no later than the next business day. We will not consider the trade in good form unless both documents are submitted.

EXECUTION OF YOUR TRADE - Complete Section C of the preclearance form upon execution of the trade and route it to Personal Trade Compliance IMMEDIATELY. THE ENTIRE APPROVAL SECTION MUST BE COMPLETE IN ORDER FOR THE PRECLEARANCE FORM TO BE ACCEPTED IN GOOD ORDER. IF ANY PORTION OF THE FORM IS INCOMPLETE, IT MAY RESULT IN A PRECLEARANCE VIOLATION. Even if the trade is not executed, you are still required to send the form to Personal Trade Compliance.

LOCAL APPROVAL PROCESS NECESSARY FOR INDIVIDUALS IN THE LOS ANGELES OFFICE - An additional level of preclearance approval is required in Los Angeles before executing a trade because of unique considerations with the CDO/CLO business. See your local Compliance Officer for more information.


OFFICES USING TEAM MANAGEMENT APPROACH
For a special rule applying to all associated persons in the satellite offices using a team-based management approach, see page 28 under "Offices Using Team Management Approach".


REMINDER: If you are subject to preclearance, then you must preclear trades in all accounts in which you have a beneficial ownership. For example, if your spouse is planning a trade in his/her account, you are responsible for following the preclearance procedures prior to the transaction being placed.

EXCEPTIONS

Exceptions may be granted if the individual has tried to preclear a trade at least three times in any five consecutive day period. In order to be granted this exception, you must request approval by sending your request via Lotus Notes to "PERSONAL TRADING". Provide a written explanation of the circumstances, including:

o    The type of trade
o    The name of the security
o    The number of shares
o    Your position, such as trader, analyst, portfolio manager, other.
o    The three most recent dates you have tried to preclear

You will receive a written response to your request within 24 hours.

If you receive an exception, the exception is only for the preclearance portion of your trade. You are still responsible for ensuring compliance with the other rules in this Investment Adviser Code of Ethics, including the 60-day holding period and the 7-day black out period rules as they apply to you.

SECURITIES REPORTING FOR INVESTMENT ACCESS PERSONS

                                                 ------------------------------------------------------------------
This chart indicates which securities must be       IS REPORTING          IS PRECLEARANCE REQUIRED?
reported on your initial and annual                   REQUIRED?
certification.
-------------------------------------------------------------------------------------------------------------------

American Depository Receipts/Shares/Units                Yes                             Yes
(ADRs/ADSs/ADUs)                                                      (against underlying security and ADR/ADU)
-------------------------------------------------------------------------------------------------------------------
Annuities - Fixed                                        No                               No
(other than market value adjusted annuities)
-------------------------------------------------------------------------------------------------------------------
Annuities - Variable and market value adjusted           Yes                              No
annuities                                        Report underlying  Except for portfolio managers, fixed income
                                                     securities     sector team leaders or sector team managers,
                                                                    Senior Vice President of Fixed Income
                                                                    Investments and Chief Investment Officer.
                                                                                     (see page 30)
-------------------------------------------------------------------------------------------------------------------
American Express Stock                                   Yes                             Yes
-------------------------------------------------------------------------------------------------------------------
(Options on) American Express Stock (i.e., puts          Yes                             Yes
and calls)
-------------------------------------------------------------------------------------------------------------------
American Express stock options (obtained as a            Yes                             Yes
part of an incentive plan)                                              Preclearance not required for cashless
                                                                                       exercise
-------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Stock *                             Yes                              No
                                                                       Except Executive Leadership Team need to
                                                                       preclear with the Corporate Secretary's
                                                                                       office.
-------------------------------------------------------------------------------------------------------------------
(Options on) Ameriprise Financial Stock (i.e.,       Prohibited                       Prohibited
puts and calls)*
-------------------------------------------------------------------------------------------------------------------
Ameriprise Financial stock options (obtained as          Yes                              No
a part of an incentive plan)*                                          Except Executive Leadership Team need to
                                                                    preclear with the Corporate Secretary's office
-------------------------------------------------------------------------------------------------------------------
Bonds and other debt instruments, including but          Yes                              No
not limited to:
        -  Corporate
        -  U.S. Guaranteed or of federally
           sponsored enterprises (FHLMC, FNMA,
           GNMA, etc.)
        -  Municipal
        -  Closely held
-------------------------------------------------------------------------------------------------------------------
Bonds and other direct debt instruments of the           No                               No
U.S. Government:  (e.g., Treasury notes, bills,
bonds or STRIPS)
-------------------------------------------------------------------------------------------------------------------
Bonds  -  convertible                                    Yes                             Yes
                                                                     (against both underlying stock & convertible
                                                                                        debt)
-------------------------------------------------------------------------------------------------------------------
Bank certificates of deposit, Savings                    No                               No
Certificates, checking and savings accounts and
money market accounts. bankers' acceptances,
commercial paper and high quality short-term
debt instruments, including repurchase
agreements.
-------------------------------------------------------------------------------------------------------------------
Currency Accounts                                        No                               No
-------------------------------------------------------------------------------------------------------------------
Derivatives (DECS, ELKS, PRIDES, etc.)                   Yes                             Yes
                                                                     (against both underlying stock & derivative)
-------------------------------------------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------
This chart indicates which securities must be       IS REPORTING          IS PRECLEARANCE REQUIRED?
reported on your initial and annual                   REQUIRED?
certification.
-------------------------------------------------------------------------------------------------------------------
Futures:  commodity, currency, financial, or             Yes                              No
stock index
-------------------------------------------------------------------------------------------------------------------
Index Securities  -  (e.g., S&P 500, SPDRS/SPY,          Yes                             Yes
Diamonds/DIA, Cubes/QQQ, Exchange Traded                               (except broadly based Index securities,
Funds,  Holders Trusts)                                                      defined as 20 or more names)
-------------------------------------------------------------------------------------------------------------------
Life Insurance (variable)                                Yes                              No
                                                 Report underlying  Except for portfolio managers, fixed income
                                                      securities    sector team leaders or sector team managers,
                                                                    Senior Vice President of Fixed Income
                                                                    Investments and Chief Investment Officer.
                                                                                     (see page 30)
-------------------------------------------------------------------------------------------------------------------
Limited Offerings / Private Placements - Equity          Yes                             Yes
and Fixed Income                                                                    (see page 20)
-------------------------------------------------------------------------------------------------------------------
Limited Partnerships                                     Yes                             Yes
-------------------------------------------------------------------------------------------------------------------
Limit order                                              Yes                    Yes, must renew daily
-------------------------------------------------------------------------------------------------------------------
Managed or wrap accounts:
o    If individual securities held and                   Yes                             Yes
     investor has ability to exercise trading
     discretion                                          Yes                              No
o    If individual securities held and
     investor does not have ability to exercise
     trading discretion                                  Yes                              No
o    If individual securities not held
-------------------------------------------------------------------------------------------------------------------
Mutual Funds (other than money market mutual             Yes                              No
funds): Open end                                                    Except for portfolio managers, fixed income
                                                                    sector team leaders or sector team managers,
                                                                    Senior Vice President of Fixed Income
                                                                    Investments and Chief Investment Officer.
                                                                                     (see page 30)
-------------------------------------------------------------------------------------------------------------------
Mutual Funds: Closed end -  including                    Yes                             Yes
registered fund of hedge funds
-------------------------------------------------------------------------------------------------------------------
Money market mutual funds                                No                               No
-------------------------------------------------------------------------------------------------------------------
Options on stocks                                        Yes                             Yes
                                                                     (except when closing position in the last 5
                                                                           business days before expiration)
                                                                          Must preclear underlying security
-------------------------------------------------------------------------------------------------------------------
Options:  exercise of option to buy or sell              Yes                              No
underlying stoc
-------------------------------------------------------------------------------------------------------------------
Options on futures and indices (currency,                Yes                             Yes
financial, or stock index)
-------------------------------------------------------------------------------------------------------------------
REITS (Real Estate Investment Trusts)                    Yes                             Yes
-------------------------------------------------------------------------------------------------------------------
Stocks:  common or preferred (you do not need            Yes                             Yes
to report Dividend Reinvestment Plans - DRIPS
unless you are a grade 45 or above)
-------------------------------------------------------------------------------------------------------------------
Stocks:  convertible preferred                           Yes                             Yes
                                                                        (both underlying stock and convertible
                                                                                      preferred)
-------------------------------------------------------------------------------------------------------------------
Stocks:  short sales  (short sales prohibited            Yes                             Yes
on Ameriprise Financial stock)
-------------------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------------------
This chart indicates which securities must be       IS REPORTING          IS PRECLEARANCE REQUIRED?
reported on your initial and annual                   REQUIRED?
certification.
-------------------------------------------------------------------------------------------------------------------
Stocks (owned) - exchanges, swaps, mergers,              Yes                              No
tender offers
-------------------------------------------------------------------------------------------------------------------
Stocks - public offerings (initial OR secondary)     Prohibited                       Prohibited
-------------------------------------------------------------------------------------------------------------------
Stocks - Rights or warrants acquired separately          Yes                             Yes
-------------------------------------------------------------------------------------------------------------------
Treasury Inflation Protected Securities (TIPS)           No                               No
-------------------------------------------------------------------------------------------------------------------
Unit Investment Trusts (UITs)                            Yes                              No
-------------------------------------------------------------------------------------------------------------------

* Incentive awards of Ameriprise Financial stock options, restricted stock and portfolio grants and the sale through Ameriprise Financial of a part of these shares to cover taxes at the time of vesting or exercise are subject to reporting. In addition, other holdings, purchases and sales of Ameriprise Financial stock are required to be reported.

SPECIAL NOTE FOR 401(K)S: reporting is required for any 401(k) or an employer sponsored incentive savings plan held by the Access Person. For any 401(k) held by a spouse who is not also an Access Person, reporting is required on everything except Nonproprietary Funds. In other words, an Access Person does not need to report Non-proprietary Funds held in a spouse's 401(k) plan.

SPECIAL NOTE FOR AUTOMATIC INVESTMENT PLANS: you do not need to report transactions that are made as part of a regular periodic purchase (or withdrawal). For example: payroll deduction, bank authorizations etc.

LIMITED OFFERINGS (PRIVATE PLACEMENT) PRECLEARANCE - EQUITY AND FIXED INCOME

ALL ACCESS PERSONS need to obtain approval to invest in any Limited Offerings (private placements), i.e., a security not offered to the public. Approvals must be obtained in writing from your immediate leader, the Chief Investment Officer
(CIO), and Personal Trade Compliance PRIOR to investing.

Limited Offerings include most hedge funds.

HOW TO OBTAIN APPROVAL - Write an explanation of the investment and submit the request to your leader. Required information you must include in your request:

o    the nature of the investment
o    how you were solicited
o    approximate dollar amount you are planning to invest
o whether or not the opportunity was being offered to any of Ameriprise Financial / RiverSource's managed accounts
o whether the security is likely to be purchased by an Ameriprise Financial / RiverSource managed account in the future

In considering whether to make a request, consider whether your investment might create a conflict with a business interest of Ameriprise Financial. See the Ameriprise Financial Code of Conduct and the Compliance Resource Guide.

HOW LIMITED OFFERINGS/PRIVATE PLACEMENTS ARE APPROVED - Your leader will approve or reject your request, and return the request to you. If approval is granted, send the request to the CIO for approval. If the CIO grants approval, send the request via Lotus Notes to "Private Placement Preclearance". YOU CANNOT ENTER INTO THE PROPOSED TRANSACTION WITHOUT APPROVAL FROM PERSONAL TRADE COMPLIANCE.

Personal Trade Compliance will respond to you requesting any additional information or further documentation needed to make a decision. Upon receipt of all necessary documentation, Personal Trade Compliance will then confirm in writing whether you may invest. If your investment is approved, you must report the investment on the quarterly reporting form, which will be provided to you near the beginning of each calendar quarter.

If you have questions about how the private placement approval process applies to a transaction you are considering, PLEASE CONTACT US BY SENDING A LOTUS NOTE TO "PERSONAL TRADING" OR CALL THE PERSONAL TRADE HOTLINE AT 612-671-5196 BEFORE YOU INVEST.

60-DAY HOLDING PERIOD FOR MUTUAL FUNDS

No Investment Access Person may sell shares of a Mutual Fund (including Proprietary Mutual Funds and Non-Proprietary Mutual Funds) held for less than 60 calendar days.

You must wait until calendar day 61 (TRADE DATE + 60) to sell or redeem all or part of your position. This prohibition applies across all accounts in which you have a beneficial interest (so that you cannot buy shares of a Mutual Fund in one account and sell them from another account within 60 days, unless the transactions fall within the exceptions set forth below). WHEN CALCULATING THE 60-DAY HOLDING PERIOD, YOU MUST USE THE LAST-IN, FIRST-OUT (LIFO) METHOD. We use LIFO for two main reasons:
o the purpose of the rule is to discourage market timing. A first-in, first-out (FIFO) or specific identification method could enable short-term trading.
o application of a method other than LIFO could be very cumbersome and time-consuming.

EXCEPTIONS

The Firm grants four exceptions to this rule:

     o MONEY MARKET FUNDS - investments in money market funds are not subject to the 60-day holding period.

     o AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS - automatic investment and withdrawal programs such as payroll deduction programs are not subject to the 60-day holding period.

     o DIVIDEND REINVESTMENTS - purchases of shares of a Mutual Fund through the reinvestment of dividends or capital gain distributions on such fund are not subject to the 60-day holding period.

     o ERISA ACCOUNTS - shares of a Mutual Fund held through an ERISA account, such as a 401(k) account, are not subject to the 60-day holding period. Note, however, that the prohibition on market timing of Mutual Funds continues to apply to such accounts.

     o DEATH OF ACCOUNT OWNER - sales by the estate of a deceased account owner, or by the beneficiary of a transfer-on-death (TOD) or similar account, of shares of a Mutual Fund purchased by the owner before the owner's death are not subject to the 60-day holding period. If the shares are held in an account with a broker or Mutual Fund that requires transfer of the shares from an account in the name of the deceased to an account in the name of the estate or the beneficiary before sale of the shares by the estate or beneficiary, the transfer and sale of the shares are not subject to the 60-day holding period.

     o SPECIAL EXCEPTIONS - The Personal Trade Committee may grant exceptions as a result of death, disability, significant market downturn or other special circumstances (such as periodic rebalancing). To request a special exception, send a written request or Lotus Note to "Personal Trading". Your request will not be approved unless the Personal Trade Committee determines that, under the circumstances, the requested exception is consistent with the best interests of the Firm and the shareholders of the Mutual Fund.

     If you have questions about the 60-day holding period, please contact us by sending a Lotus Note to "Personal Trading" or call us at 612-671-5196 before you execute.

     None of these exceptions allow you to engage in market timing of Mutual Funds.

--------------------------------------------------------------------------------
FAILURE TO COMPLETELY AND ACCURATELY DISCLOSE BROKERAGE & MUTUAL FUND ACCOUNTS, HOLDINGS AND QUARTERLY NON-BROKERAGE ACTIVITY BY THE TIME FRAMES SPECIFIED BY PERSONAL TRADE COMPLIANCE IS A VIOLATION OF THE CODE AND MAY RESULT IN A SANCTION, WHICH INCLUDES POSSIBLE TERMINATION.
--------------------------------------------------------------------------------

INITIAL HOLDINGS DISCLOSURE

New Access Persons must disclose certain securities holdings in which they have a beneficial interest. All new Access Persons will receive a copy of the Code of Ethics that applies to them and that includes an Account Certification and Holdings Disclosure form. This document must be returned to Personal Trade Compliance H26/1880 within 10 days. An example of this form is located in Appendix B.

IF YOU OWN BROKERAGE ACCOUNTS OUTSIDE OF THE LIMITED CHOICE BROKERS (AMERIPRISE FINANCIAL, MERRILL LYNCH, OR SCHWAB), YOU MUST TRANSFER YOUR ACCOUNT(S) TO ONE OF LIMITED CHOICE BROKERS WITHIN 45 CALENDAR DAYS.


ANNUAL CERTIFICATION AND ANNUAL HOLDINGS DISCLOSURE

In addition to reporting requirements already outlined, every Access Person must submit an annual certification form. If you are new to the company, you will receive a form and instructions when you attend your orientation session. If you do not attend this orientation session, please contact Personal Trade Compliance at 612-671-5196 for the information.

All Access Persons must also disclose annually certain securities holdings in which they have a beneficial interest. Failure to disclose annual holdings by the time frames specified by Personal Trade Compliance may result in a sanction, which includes possible termination.

All Access Persons will receive a form electronically on an annual basis from Personal Trade Compliance. You must document your account(s) certification and holdings disclosures on this form.


QUARTERLY REPORTING AND CERTIFICATION

Personal Trade Compliance will send you a form each quarter to indicate whether, for a given calendar quarter, you executed securities transactions outside of a broker-dealer account or engaged in transactions in Mutual Funds as identified on the quarterly reporting form.

You must return the quarterly reporting form to Personal Trade Compliance within 30 calendar days of the last day of the quarter. You must also certify quarterly that you have complied with the provisions of this Code of Ethics relating to transactions in Mutual Funds including prohibitions on market timing and the misuse of material non-public information relating to Mutual Funds, including information relating to portfolio contents or pricing.

INVESTMENT CLUBS

There is no prohibition against joining an investment club and the account needs to be held at one of the limited choice brokers, Ameriprise Brokerage, Schwab or Merrill Lynch, unless the club has been granted an exception from Personal Trade Compliance.

Investment Access Persons who are members of investment clubs are required to preclear club transactions. Execution of non-precleared trades made by club members will result in a violation for the Investment Access Person. (This also applies to any other accounts which meet the criteria indicated under "security activities which must be reported" on page 13) When FORMING OR JOINING AN INVESTMENT CLUB, provide the following to Personal Trade Compliance:

     o    a copy of the Brokerage Account Notification Form (see Appendix C)
     o    a copy of your investment club's bylaws
     o a listing of the members of the club and an indication if any members are employees, independent contractors or associated persons of Ameriprise Financial. Please include the individual's employee, Advisor, or contractor identification number.
     o    the contact person for the club in case of questions


GIFTING SECURITIES

If you gift securities to a NON-PROFIT ORGANIZATION, please provide the following information in writing prior to making the gift, to Personal Trade
Compliance:

     o    the name of the organization to which you are giving the securities
     o    a description of the security
     o    the number of shares being given
     o    the day you intend to buy the security (if not already owned)
     o the day you intend to give the securities (if the gift was not actually given on the day intended, please inform Personal Trade Compliance)

Preclearance is not necessary for a gift to a non-profit organization, and the 60-day and 7-day rules do not apply.

For gifting securities to a for-profit organization or to an individual or trust, the preclearance and 7-day rules do apply if you are purchasing the securities you intend to give. The 60-day rule does not apply should the donor of the gift choose to sell the annuity. You will need to report the transaction on the quarterly certification form.

SANCTIONS

Sanctions will be imposed for violations of Ameriprise Financial, SEC, or NASD rules or policies. These sanctions are communicated via violation letters and may vary depending on the severity of the violation, if a record of previous violations exists and/or the violation was self-reported. Examples of potential sanctions include (but are not limited to):

o a written reminder about the rules (with a copy to the individual's manager)
o notification to your broker to freeze your account from any buy-side trading. This is a typical sanction if you fail to move your account(s) to one of the three limited choice brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch. The account could then be used only for transfers and liquidations.
o    prohibition against personal trading for a specific period of time
o    forfeiture of trading profits
o    monetary fine
o negative impact on the individual's bonus or other compensation and or performance rating
o    termination

A written record of each violation and sanction is maintained by Personal Trade Compliance.



UNUSUAL TRADING ACTIVITY

The Personal Trade Committee and your department head review your personal trading activity regularly. We may ask to review specific transactions with you or your broker if clarification is necessary. You may also be asked to supply Personal Trade Compliance with a written explanation of your personal trade(s). Examples of situations that may require a memo of explanation include, but are not limited to:

o    violations of personal trading rules
o trades in a security shortly before our Investment Department trades in the same security on behalf of a client
o    patterns of personal trading that are similar to your clients' trading
o significant changes in trading volume or consistently excessive trading volume
o    patterns of short-term, in and out trading
o    significant positions in illiquid securities
o a number of associated persons trading in the same security in the same time frame

--------------------------------------------------------------------------------
       INCREMENTAL RESTRICTIONS AND REQUIREMENTS FOR INVESTMENT PERSONNEL
                 (see Investment Personnel definition on page 7)
--------------------------------------------------------------------------------


60-DAY HOLDING PERIOD FOR INDIVIDUAL SECURITIES*

Profiting from short-term trading is prohibited. You may not buy, then sell (or sell short, then cover the short) the same securities (or equivalent) within 60-calendar days, WHILE REALIZING A GAIN. You must wait until calendar day 61 (TRADE DATE + 60) to close out your position if you will be making a profit. WHEN CALCULATING THE 60-DAY HOLDING PERIOD, YOU MUST USE THE LAST-IN, FIRST-OUT
(LIFO) METHOD. We use LIFO for two main reasons:

o the purpose of the rule is to discourage short-term trading. A first-in, first-out (FIFO) or specific identification method could encourage short-term trading.
o application of a method other than LIFO could be very cumbersome and time-consuming.

EXCEPTIONS

The Firm grants three exceptions to this rule:


     o SMALL TRADE - defined as $10,000 or less of S&P 500 securities or ten option contracts in S&P 500 securities. There is a limit of one small trade exception per calendar month. PLEASE INDICATE ON YOUR PRECLEARANCE FORM "SMALL TRADE EXCEPTION". The small trade exception still requires you to obtain preclearance.


     o FUTURES AND INDICES - due to the size and liquidity of certain markets, the following investment vehicles are exceptions to the 60-day holding period requirement and do not need to be precleared:

          -    financial futures (e.g., Treasury bond futures)
          -    stock index futures (e.g., S&P 500 index futures)
          -    currency futures (e.g., futures on Japanese Yen)

This exception also applies to options on futures and indices. Options on equities continue to be subject to the 60-day rule.

*  THIS IS SEPARATE FROM THE 60-DAY HOLDING PERIOD FOR MUTUAL FUNDS.

--------------------------------------------------------------------------------
       INCREMENTAL RESTRICTIONS AND REQUIREMENTS FOR INVESTMENT PERSONNEL
--------------------------------------------------------------------------------


o FINANCIAL HARDSHIP - a financial hardship must be an "immediate and heavy financial need" and must be a situation where funds are not readily available from other sources. Financial hardships must meet the criteria outlined in the Ameriprise Financial 401(k) Plan. Hardships are further subject to the following stipulations:

     o The amount traded may not exceed the amount required to meet the financial hardship, though the trade amount may include an amount for anticipated income taxes and tax penalties. Please consult with your tax advisor for advice.

     o You must receive approval from Personal Trade Compliance before a hardship trade. Begin by calling Personal Trade Compliance at 612-671-5196 for assistance. You will need to put your request in writing and to route it to Personal Trade Compliance. You will receive a response within two business days.

     o Your request may not be approved if the standards outlined above are not met.

If you have questions about the 60-day holding period please contact us by sending a Lotus Note to "Personal Trading" or call 612-671-5196 before you execute.

--------------------------------------------------------------------------------
       INCREMENTAL RESTRICTIONS AND REQUIREMENTS FOR INVESTMENT PERSONNEL
--------------------------------------------------------------------------------


RESEARCH ANALYSTS:  ADDITIONAL RULES

Research Analysts must conduct their personal trading activities in a manner such that transactions for an analyst's customers, clients, and employer have priority over transactions in securities or other investments of which he or she is the beneficial owner. In order to clarify how Research Analysts at Ameriprise Financial should comply with this requirement, please note the following:

o All new investment recommendations or changes in recommendations should be communicated immediately in writing through, for example, Vision and Blackrock. Other appropriate means of communication should be used in addition to Vision and Blackrock to facilitate broad and immediate dissemination of the recommendation. In all cases, the analyst must document their investment recommendations in writing in the form required by their leader.

o Analysts should not trade a security in their own account if they anticipate issuing a new recommendation or changing an existing recommendation on the same security.

o Analysts should not trade in a security for their own account contrary to their current recommendation with respect to the security or rating.

o Analysts should not trade in a particular security in their own account for a period of 2 business days after a written recommendation with regard to that security is disseminated through Vision and Blackrock or by other means.

--------------------------------------------------------------------------------
       INCREMENTAL RESTRICTIONS AND REQUIREMENTS FOR INVESTMENT PERSONNEL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     OFFICES USING TEAM MANAGEMENT APPROACH
--------------------------------------------------------------------------------

     In an effort to remain consistent across offices who use a team-based approach where research analysts and others are actively involved in portfolio management discussions and decisions, the 7-day blackout rule (see page 29 of this Investment Adviser Code of Ethics) will apply to all personnel in those offices. NOTE THAT THIS PROCESS DOES NOT TAKE THE PLACE OF THE STANDARD PRECLEARANCE PROCESS BUT IS IN ADDITION TO PRECLEARANCE.

     LOOKING BACK 7 DAYS

     To avoid a potential violation, each time an Investment Access Person wants to make a personal trade he or she should check with their local Compliance Officer, to make sure there has been no trading in the security for a portfolio advised account (for that particular office) in the past 7 days. If there has been a trade in the past 7 days and the Investment Access Person proceeds to trade prior to the 8th calendar day, this trade will be considered a violation.


     LOOKING AHEAD 7 DAYS

     To avoid a potential violation, we recommend that the Investment Access Person communicate with each of the Portfolio Managers about the potential trade to determine whether the Portfolio Manager anticipates any activity in that security in the next 7 days within the portfolio. When an Investment Access Person's personal trade in a name occurs within the 7-day window before a trade in the same name for an advised account, this will be flagged as a potential violation. The Compliance Officer will then determine from the Portfolio Manager whether the individual who conducted the personal trade was privy to the information about the impending advised account trade. The accountability will be on the Investment Access Person to explain why the personal trade should not be considered a violation.

     If you have any questions about the process, contact your local Compliance Officer.

--------------------------------------------------------------------------------
           INCREMENTAL PORTFOLIO MANAGER REQUIREMENTS AND RESTRICTIONS
--------------------------------------------------------------------------------


7-DAY BLACKOUT PERIOD

Portfolio managers are not allowed to buy or sell a security during the seven-day blackout period, which is defined as:

o trade date less seven calendar days BEFORE and trade date plus seven calendar days AFTER a fund or account they manage trades in that same (or equivalent) security. This means a PORTFOLIO MANAGER MUST WAIT UNTIL CALENDAR DAY 8.

For example, a portfolio manager's fund trades XYZ Co. on August 12. The last day for a personal trade of XYZ Co. is August 4 and the next day a personal trade can be made is August 20.

THIS RULE INCLUDES ALL INDIVIDUAL PORTFOLIO TRADES AS WELL AS PROGRAM TRADES, EXCEPT FOR PATTERN ACCOUNTS.

EXCEPTIONS

The Firm grants two exceptions to this rule:

o SMALL TRADES - defined as $10,000 or less of S&P 500 securities or ten option contracts in S&P 500 securities. There is a limit of one small trade exception per calendar month. PLEASE INDICATE ON YOUR PRECLEARANCE FORM "SMALL TRADE EXCEPTION". The small trade exception still requires you to obtain preclearance.

o FUTURES AND INDICES - due to the size and liquidity of certain markets, the following investment vehicles are exceptions to the 7-day blackout period rule and do not need to be precleared:

          o    financial futures (e.g., Treasury bond futures)
          o    stock index/futures (e.g., S&P 500 index/futures)
          o    currency futures (e.g., futures on Japanese Yen)

This exception also applies to options on futures and indices. Options on equities continue to be subject to the 7-day blackout rule.

If you have questions about how the 7-day blackout rule applies to a trade you are considering, please contact us by sending a Lotus Note to "Personal Trading" or call 612-671-5196 before executing your trade.

--------------------------------------------------------------------------------
           INCREMENTAL PORTFOLIO MANAGER REQUIREMENTS AND RESTRICTIONS
--------------------------------------------------------------------------------

PRECLEARANCE OF PROPRIETARY MUTUAL FUND TRADES


Equity portfolio managers (including associate portfolio managers) and fixed-income sector leaders and managers must obtain prior approval - known as preclearance - WHEN BUYING OR REDEEMING OR OTHERWISE TRADING IN SHARES OF ANY PROPRIETARY MUTUAL FUND FOR WHICH THE PORTFOLIO MANAGER OR SECTOR LEADER'S OR MANAGER'S TEAM MANAGES AT LEAST PART OF THE PORTFOLIO. The Senior Vice President-Fixed Income and the CIO must obtain preclearance when trading in shares of any Proprietary Mutual Fund. Approvals must be obtained in writing from the CIO and from Personal Trade Compliance PRIOR to investing.


When requesting preclearance, you must follow these procedures:

HOW TO OBTAIN APPROVAL - Write an explanation of the investment and submit the request to the CIO (except that, for investments by the CIO, the CIO should send the request directly to "Personal Trading" via Lotus Notes). Included in the request should be an explanation of:

o    The Mutual Fund you intend to purchase or sell
o    The date of your last transaction in the Mutual Fund
o Your certification that the transaction will not result in a 60-day holding period violation in any accounts where you have a beneficial interest.
o Your certification that the transaction will not result in the use of material non-public information relating to the portfolio contents or pricing of the Proprietary Mutual Fund.

HOW PROPRIETARY MUTUAL FUND TRANSACTIONS ARE APPROVED - The CIO will approve or reject your request, and return the request to you. If approval is granted, send the request along with the CIO's approval to "Personal Trading" via Lotus Notes.

Personal Trade Compliance will respond to you, requesting any additional information or further documentation needed to make a decision. Upon receipt of all necessary documentation, Personal Trade Compliance will then confirm in writing whether you can engage in your transaction

If you have questions about how the Proprietary Mutual Fund approval process applies to a transaction you are considering, PLEASE CONTACT US BY SENDING A LOTUS NOTE TO "PERSONAL TRADING" OR CALL 612-671-5196 BEFORE YOU INVEST.


EXCEPTIONS:

o AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS - automatic investment and withdrawal programs such as payroll deduction programs are subject to the Proprietary Mutual Fund preclearance requirement only at the time such a program is established or modified.

--------------------------------------------------------------------------------
      RESPONSIBILITIES OF THE CHIEF COMPLIANCE OFFICER, OR THEIR DELEGATE,
                          RELATED TO PERSONAL TRADING
--------------------------------------------------------------------------------


PROCESS AND RESPONSIBILITY

The Chief Compliance Officer, or their delegate, has primary responsibility for enforcing the Code. The Personal Trade Committee (PTC) reviews all alleged personal trading violations and any sanctions applied. If the alleged violator is the Chief Compliance Officer, the matter must be reported to the PTC and the General Counsel of the firm.

OPPORTUNITY TO RESPOND

A person charged with a violation of the Code shall have the opportunity to appear before the person or persons enforcing the Code and to respond to all charges, orally or in writing.

INITIAL HOLDINGS REPORT; ANNUAL HOLDINGS REPORT

The Chief Compliance Officer, or their delegate, shall review and maintain all initial and annual holdings reports. Completion of the review shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.


QUARTERLY PERSONAL TRADING REPORTS

The Chief Compliance Officer, or their delegate, shall review and maintain all quarterly transaction reports. Completion of the review shall involve such considerations as the Chief Compliance Officer, or their delegate deems necessary to enforce the provisions and intent of this Code.


PRE-CLEARANCE

The Chief Compliance Officer, or their delegate, shall review and approve or disapprove all Access Person requests to pre-clear securities transactions. Such review shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.


VIOLATIONS OR SUSPECTED VIOLATIONS

If the Chief Compliance Officer, or their delegate becomes aware of a violation or suspected violation of the Code as a result of such review, the Chief Compliance Officer, or their delegate, shall take whatever steps deemed necessary to enforce the provisions of the Code, including consulting with outside counsel.

RECORD RETENTION

Records are required to be kept for seven years (a minimum of two years on site).

--------------------------------------------------------------------------------
                   AMERIPRISE FINANCIAL INSIDER TRADING POLICY
--------------------------------------------------------------------------------


                             AMERIPRISE FINANCIAL'S
             STATEMENT OF POLICY AND PROCEDURES WITH RESPECT TO THE
               RECEIPT AND USE OF MATERIAL NON-PUBLIC INFORMATION


This statement represents the policy of Ameriprise Financial with regard to the receipt and use of material non-public information. If you have any questions or comments about this policy, please contact either the General Counsel's Office (the "GCO") or the Compliance Department. For Investment Access Persons, this policy is supplemented by the Policy and Business Procedures Regarding Insider Trading, Restricted List and Information Walls.


A. GENERAL

Ameriprise Financial prohibits any associated person from trading on the basis of or otherwise misusing material non-public ("inside") information. Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 make it unlawful for any person or corporate insider, while in the possession of material non-public ("inside") information, to trade or to recommend trading in securities,or to communicate the material non-public information to others.

In light of the above and in compliance with the requirements of Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act'), Rule 206(4)-7 enacted thereunder and the Insider Trading & Securities Fraud Enforcement Act of 1988 (the "Enforcement Act"), Ameriprise Financial has consistently maintained the policy that associated persons possessing material nonpublic information must not (a) use such information to obtain profits, mitigate losses or otherwise secure benefits for Ameriprise Financial, any of its affiliates or clients, themselves or others, (b) engage in transactions or make recommendations on the basis of such information, or (c) disclose such information to others.


B. WHAT IS "MATERIAL NON-PUBLIC INFORMATION"?

Generally, it includes material information about an issuer (including a government entity) or the market for the issuer's securities that has not been disclosed generally to the marketplace. In addition to coming from the issuer, material non-public information can come from persons with access to the information, including not only the issuer's officers, directors and other employees, but also among others its auditors, investment bankers and attorneys. Material non-public information may also be obtained by happenstance, e.g., from social situations, business gatherings, overheard conversations, misplaced documents and tips from insiders or other third parties.

     1. Material Information. Information is "material" if its dissemination is likely to affect the market price of any of the company's or other issuers' securities or is likely to be considered important by reasonable investors, including reasonable speculative investors, in determining whether to trade in such securities. Information may or may not be material, depending on its specificity, its magnitude, its reliability and the extent to which it differs from information previously publicly disseminated.

Though there is no precise, generally accepted definition of materiality, information is likely to be material if it relates to significant changes affecting matters such as:

     o    Dividend or earnings expectations;
     o    Changes in previously released earnings estimates;
     o    Write-downs or write-offs of assets;
     o    Additions to reserves or bad debts or contingent liabilities;
     o    A significant increase or decrease in orders;
     o    Expansion or curtailment of company or major division operations;
     o Proposals or agreements involving a joint venture, merger, acquisition, divestiture;
     o    A purchase or sale of substantial assets;
     o    New products or services;
     o    Exploratory, discovery or research development;
     o    Criminal indictments, civil litigation or government investigation;
     o    Disputes with major suppliers or customers;
     o    Labor disputes including strikes or lock-outs;
     o    Substantial changes in accounting methods;
     o    Debt service or liquidity problems;
     o    Extraordinary borrowings;
     o    Bankruptcy or insolvency;
     o    Extraordinary management developments;
     o    Public offerings or private sales of debt or equity securities;
     o    Calls, redemptions or purchases of the company's own stock;
     o    Issuer tender offers;
     o    Recapitalizations;
     o    Competitive developments within the marketplace.

     2. Non-public Information. Non-public information is information that has not been made available to investors generally. It includes information received in circumstances indicating that it is not yet in general circulation. It also includes situations in which the recipient knows or should know that the information could only have been provided directly or indirectly by the issuer or its insiders. For example, personnel at Ameriprise Financial may temporarily become insiders when an external source, such as a company or officer of a company, entrusts material non-public information in connection with a commercial relationship or transaction to an associated person of Ameriprise Financial with the expectation that the information will remain confidential. In order for non-public information to become public, it must be disseminated through recognized channels of distribution designed to reach the securities marketplace.

To show that material information is public, you should be able to point to some fact verifying that the information has become generally available. For example, disclosure in a national business and financial wire service, by a news service, or in a publicly disseminated disclosure document would all be sufficient to consider the information generally available. The circulation of rumors or "talk on the street," even if accurate and widespread does not constitute the requisite public disclosure.

Material information disclosed only to institutional investors or to a fund analyst or a favored group of analysts generally may retain its status as non-public information and must not be disclosed or otherwise misused. Similarly, partial disclosure does not constitute public dissemination. As long as any material component of the inside information has yet to be publicly disclosed, the information is non-public and a a a trade based on, or sharing of such information is prohibited.

     3. Information Disclosed in Breach of a Duty (Tipper and Tippee Liability). Associated persons of Ameriprise Financial must be wary of material non-public information disclosed in breach of a corporate insider's fiduciary duty. Even when there is no expectation of confidentiality, you may become an insider upon receiving material non-public information in circumstances in which you know or should know that a corporate insider is disclosing information in breach of the fiduciary duty he or she owes his or her company and its shareholders. Whether the disclosure is an improper "tip" that renders the recipient a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure. In the context of an improper disclosure by the corporate insider, the requisite "personal benefit" is not limited to a business or future monetary gain. Rather, a prohibited personal benefit may include a reputational benefit, an expectation of a quid pro quo from the recipient or the recipient's employer, or an intention to benefit the recipient or the recipient's employer by sharing the material non-public information.

Given the potentially severe regulatory, civil and criminal sanctions to which you, Ameriprise Financial and other associated persons of Ameriprise Financial could be subject, if uncertain as to whether the information you possess is material non-public information, you should immediately contact Legal or Compliance. Pending a final determination in consultation with Legal and/or Compliance, the information should be treated as material non-public information that cannot otherwise be communicated to any other person or misused.


C. CRIMINAL AND CIVIL PENALTIES AND REGULATORY SANCTIONS FOR INSIDER TRADING

Penalties for misusing material non-public information are severe. Depending on the circumstances and the adequacy of the relevant procedures, the associated person involved, his or her supervisor, Ameriprise Financial's principals, officers, directors and other supervisory personnel could all face substantial regulatory, civil and criminal sanctions.

For example, associated persons of Ameriprise Financial who either trade on inside information or become subject to tipper or tippee liability are subject to the following penalties:

1.   A civil penalty of up to three times the profit gained or loss avoided;
2.   A criminal fine of up to $5,000,000; and
3.   A jail term of up to 20 years.

Furthermore, Ameriprise Financial and its supervisory personnel, if they fail to take appropriate steps to prevent insider trading, are subject to the following penalties:

1. A civil penalty of up to $1,000,000 or, if greater, three times the profit gained or loss avoided as a result of the associated person's violation; and
2. A criminal penalty of up to $2,500,000 for individuals and up to $25,000,000 for Ameriprise Financial.

Finally, violations of insider trading laws could result in civil injunctions and a suspension or permanent bar from the securities industry. In addition to the criminal, civil and regulatory penalties described above, any associated person who is found to have violated these rules or who is found to have violated a federal or state securities law or regulation related to the misuse of material non-public information will be subject to serious sanctions by Ameriprise Financial, including termination of employment.

D. PROHIBITIONS REGARDING MISUSE OF MATERIAL NON-PUBLIC INFORMATION

Listed below are certain prohibitions regarding the misuse of material non-public information. Anyone who knows or has reason to suspect that these prohibitions have been violated must bring such actual or potential violation to the immediate attention of Compliance. These prohibitions are not intended to be exhaustive, but instead are listed to provide examples of the types of situations likely to raise significant issues with respect to the misuse of inside information. No director, officer, principal or associated person of Ameriprise Financial shall do any of the following:

     o Purchase or sell or recommend or direct the purchase or sale of a security for any client or any client's account managed by Ameriprise Financial (including accounts owned by Ameriprise Financial) or for any other person while in possession of material non-public information relevant to that security.
     o Take advantage of material non-public information to purchase or sell or recommend or direct the purchase or sale of any security for his or her own account, for any account over which he or she has a direct or indirect beneficial interest (including an account held by or for any family member or family-related trust).
     o Subject to relevant procedures (including this Personal Trading Code of Ethics and the Policy and Business Procedures Regarding Restricted List and Information Walls), disclose material non-public information to any person, unless such disclosure is both authorized and necessary to effectively carry out the project or transaction for which Ameriprise Financial has been approached or engaged.
     o Engage in tipping or recommending, whether formally, informally, orally or in writing, the purchase or sale of any security based on material non-public information relevant to that security.
     o Give consideration to any material non-public information furnished by any broker-dealer when recommending the allocation of brokerage to any broker-dealer.
     o Trade for his or her personal account with the expectation that an account managed by Ameriprise Financial will soon trade in the same security (otherwise known as front-running).

APPENDIX A: REQUEST FOR PERSONAL TRADING PRECLEARANCE
--------------------------------------------------------------------------------
                    REQUEST FOR PERSONAL TRADING PRECLEARANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A. REQUEST FOR TRADE APPROVAL (COMPLETED BY INVESTMENT ACCESS PERSON):
--------------------------------------------------------------------------------

Last                       First                              Middle
Name: ___________________  Name: _______________________      Initial:  ______

Extension: _____________   Fax Number: ______________________________

Brokerage Firm:                                      Approved
|_| AMP Brokerage  |_| Merrill Lynch |_| Schwab  |_| Exception: ________________
                                                             (specify firm name)
Account Number: ___________________________

Type of Trade:    |_|  Buy                     WHEN TRADING OPTIONS, YOU MUST
                  |_|  Sell                    PRECLEAR THE UNDERLYING SECURITY.
                  |_|  Short Sale
                                               PRECLEARANCE IS ONLY EFFECTIVE
Ticker (for options, use underlying):_______   FOR THE DAY IT IS GIVEN.

--------------------------------------------------------------------------------
B. TRADE AUTHORIZATION (COMPLETED BY PRECLEARANCE GROUP)
--------------------------------------------------------------------------------

Equity/option authorized?                            |_|  Yes          |_|  No
Equity/option traded same day?                       |_|  Yes          |_|  No
Equity/option traded previous day opposite way?      |_|  Yes          |_|  No

REQUEST APPROVED?              |_|  Yes       |_|  No

Approved by:   ______________________    Date/Time (EST): ______________________

                                         Log Number:  __________________________

--------------------------------------------------------------------------------
C. TRADE EXECUTION (COMPLETED BY INVESTMENT ACCESS PERSON)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
|_| Trade Executed                                     |_| Trade Not Executed

--------------------------------------------------------------------------------

Quantity:  ___________         Price: ___________
--------------------------------------------------------------------------------

Three Step Preclearance Request Process

     1. INVESTMENT ACCESS PERSON: Complete SECTION A - REQUEST FOR TRADE APPROVAL and fax Request for Personal Trading Preclearance to the preclearance group at (612) 671-5101 between 8 AM and 3 PM Central Standard Time.

     2. PRECLEARANCE GROUP: SECTION B - TRADE AUTHORIZATION will be completed and faxed back to Investment Access Person.

     3.   INVESTMENT ACCESS PERSON: Complete SECTION C - TRADE EXECUTION and fax
          (612) 678-0150 or route (H26/1880) a copy of the completed Request for Personal Trading Preclearance to Personal Trade Compliance immediately, regardless of whether or not the trade is executed.

     Please refer to pages 17-19 of the Investment Adviser Code of Ethics for Investment Access Persons for questions regarding preclearance requirements.

Request for Personal Trading Preclearance Form                  Appendix A.1

APPENDIX B: INITIAL PERSONAL ACCOUNT AND HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------
    INITIAL PERSONAL ACCOUNT AND HOLDINGS DISCLOSURE COMPLETION INSTRUCTIONS
                           INVESTMENT ACCESS PERSONS
--------------------------------------------------------------------------------
BELOW ARE THE STEPS FOR COMPLETING THE INITIAL PERSONAL ACCOUNT AND HOLDINGS DISCLOSURE ("INITIAL CERTIFICATION") FORM FOUND ON PAGES B.2 AND B.3:

1. WRITE YOUR NAME, SOCIAL SECURITY NUMBER, ID NUMBER, AND ROUTING NUMBER ON THE TOP PORTION OF THE FORM.
2.   CHECK THE APPROPRIATE BOX IN SECTION 1.
     o If you check YES in Section 1, COMPLETE ALL REQUESTED INFORMATION IN SECTIONS 2 AND 3.
     o If you check NO in Section 1 and you do not have accounts, but you do have holdings (i.e. physical stock certificate) to report, COMPLETE SECTIONS 2 AND 3.
     o If you check NO in Section 1 and you have no accounts and no holdings to report, COMPLETE SECTION 3.
     o Please note: A Brokerage Account is an account held at a licensed brokerage firm in which securities are bought and sold (e.g., stocks, bonds, futures, options, Mutual Funds). This includes employer-sponsored incentive savings plans.
3. IN SECTION 2, STATE THE FIRM NAME, ACCOUNT NUMBER, AND TYPE OF OWNERSHIP. IF SECURITIES ARE HELD OUTSIDE OF A BROKERAGE ACCOUNT (I.E. PHYSICAL STOCK CERTIFICATE), ENTER "N/A" IN THE FIRM NAME FIELD.
     o DIRECT: You are the owner of the account (i.e., joint, individual or IRA ownership).
     o INDIRECT: Accounts in which you have a beneficial interest (see definition below), and that are registered in another person's name. This includes members of your household (e.g., spouse, partner, minor children, etc.).
     o    CLUB: You are a member of an investment club.
     o ADVISED: You have another arrangement where you give advice and also have a direct or indirect ownership.
     o    MANAGED: You have no discretion over the investments in the account.
4.   SIGN AND DATE THE FORM IN SECTION 3.
5. RETURN PAGES B.2 AND B.3 TO PERSONAL TRADE COMPLIANCE (H26/1880) WITHIN 5 BUSINESS DAYS. THIS IS VERY IMPORTANT DUE TO REGULATORY TIMING OBLIGATIONS.

ADDITIONAL INFORMATION
o You must complete and return this form even if you have no accounts or holdings to disclose.
o BROKERAGE ACCOUNTS: You must disclose all Brokerage Accounts you own or in which you have a beneficial interest. This includes Ameriprise Brokerage and accounts held with any other broker.
o MUTUAL FUNDS: You must disclose all proprietary (RiverSource) and non-proprietary (non- RiverSource) Mutual Funds held direct-at-fund, including variable annuities and variable life insurance.
o 401(K)S: Reporting is required for any 401(k), 403(b), or employer-sponsored incentive savings plan held by the associated person. For a 401(k) held by a spouse/partner (who is not also associated with Ameriprise), report all holdings excluding non-proprietary funds.
o BENEFICIAL INTEREST: You must disclose accounts in which you have a beneficial interest. This includes accounts held in the name of you, your spouse/partner, or any financially dependent member of your household. Additionally, beneficial interest extends to the following types of accounts if you, your spouse/partner or financially dependent member of your household:

          o Is a trustee or custodian for an account (e.g., for a child or parent)
          o Exercises discretion over an account via a power of attorney arrangement, as an executor of an estate after death, or through providing investment advice for compensation
          o    Owns an IRA
          o    Participates in an investment club
          o Has another arrangement substantially equivalent to direct or indirect ownership.
     NOTE: If none of the above beneficial interest situations apply and you are solely the beneficiary on an account, you do not need to disclose that account.

FOR QUESTIONS ABOUT SECURITIES THAT YOU ARE RESPONSIBLE FOR DISCLOSING, SEE PAGES 17-19 OF THE INVESTMENT ADVISER CODE OF ETHICS FOR INVESTMENT ACCESS PERSONS

Initial Personal Account and Holdings Disclosure                Appendix B.1

--------------------------------------------------------------------------------
              INITIAL PERSONAL ACCOUNT AND HOLDINGS DISCLOSURE FORM
                           INVESTMENT ACCESS PERSONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME:                                    SOCIAL SECURITY #:
--------------------------------------------------------------------------------
ID NUMBER:                               ROUTING #:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SECTION 1
--------------------------------------------------------------------------------

Do you or any members of your household have any brokerage or Mutual Fund account(s) (including Ameriprise Brokerage Accounts) in which you have a direct or indirect beneficial interest, advise for others, have managed by another person(s), or participate in as a member of an investment club?

( )YES If yes, complete Section 2 listing all accounts INCLUDING AMERIPRISE BROKERAGE, SCHWAB OR MERRILL LYNCH AND ALL HOLDINGS WITHIN THOSE ACCOUNTS. Then complete Section 3.

( )NO If you do not have accounts but you have holdings to report please fill out Sections 2 and 3. If you have no accounts and no holdings to report, please complete Section 3.

--------------------------------------------------------------------------------
                                    SECTION 2
--------------------------------------------------------------------------------
                             ACCOUNT/HOLDINGS DETAIL
o    Please complete all columns.
o Initial page B.3 if submitting electronically; sign page B.3 if submitting a hard copy.
o If submitting electronically, please send via e-mail to personal.trading@ampf.com.
o If submitting a hard copy, please send to Personal Trade Compliance, H26/1880.
o PLEASE RETURN THIS FORM TO PERSONAL TRADE COMPLIANCE WITHIN 5 DAYS. THIS IS VERY IMPORTANT DUE TO REGULATORY TIMING OBLIGATIONS.

-----------------------------------------------------------------------------------------------------------------------------
BROKERAGE FIRM NAME OR          SECURITY DESCRIPTION:           ACCOUNT        OWNERSHIP TYPE /  SSN           QUANTITY
INSTITUTION NAME where          Name or ticker symbol           NUMBER         (D, I, C, A, M)*                Shares or
securities are held. If         (or CUSIP) of Security                         NOTE: Only input the Social     amount
securities are not held in an                                                  Security number if different
account, input  N/A                                                            from your own
-----------------------------------------------------------------------------------------------------------------------------

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

* D = DIRECT; I = INDIRECT; C = CLUB; A = ADVISED; M = MANAGED. For OWNERSHIP TYPE definitions, see page B.1.

IF MORE SPACE IS NEEDED, ATTACH THE ADDITIONAL INFORMATION ON A SEPARATE PAGE. PLEASE SIGN AND DATE ANY ATTACHED SHEETS.

Initial Personal Account and Holdings Disclosure                Appendix B.2

--------------------------------------------------------------------------------
                                    SECTION 3
--------------------------------------------------------------------------------

LIST ANY FOR-PROFIT COMPANIES FOR WHICH YOU ARE A MEMBER OF THE BOARD OF DIRECTORS (IF NONE, PLEASE INDICATE):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    SECTION 4
--------------------------------------------------------------------------------

By signing this document, I am certifying that:

o The accounts listed above are the only accounts in which I have a direct or indirect beneficial interest at this time.

o I understand that failure to completely disclose all of my Brokerage Accounts and Mutual Fund accounts to Personal Trade Compliance may result in sanctions, which could lead to termination.

o The securities listed above are the holdings I have at this time. I understand that failure to completely disclose all of my holdings to Personal Trade Compliance may result in sanctions, which could include termination.

o If I have one or more managed accounts, I do not have trading discretion for the accounts.

o I have completely filled out this certification form so a letter authorizing duplicate confirmations and statements can be sent to my broker until my accounts have been transferred to one of the three limited choice brokerage firms.

o I understand that failure to completely disclose all of my security holdings to Personal Trade Compliance or failure to complete this form by the required due date may result in sanctions, which could include termination.

o    I will not participate in market timing of any Mutual Fund.

o If I open any new Brokerage Accounts I will notify Personal Trade Compliance in writing by filling out a Brokerage Account Notification form BEFORE THE FIRST TRADE IS CONDUCTED.

o I HAVE READ AND UNDERSTAND THE AMERIPRISE FINANCIAL INSIDER TRADING POLICY AND INVESTMENT ADVISER CODE OF ETHICS DOCUMENT AND WILL ABIDE BY THEM.






-----------------------------------------                  --------------------
Signature                                                          Date


RETURN TO:  PERSONAL TRADE COMPLIANCE-- H26/1880

Initial Personal Account and Holdings Disclosure                Appendix B.3

APPENDIX C: BROKERAGE ACCOUNT NOTIFICATION FORM

--------------------------------------------------------------------------------
                   BROKERAGE ACCOUNT NOTIFICATION FORM PROCESS
--------------------------------------------------------------------------------


On the following page is the Brokerage Account Notification Form that is REQUIRED to be completed if you--or an immediate family member--maintains an external Brokerage Account. The brokers other than Ameriprise Financial Brokerage that are allowed at this time are Schwab or Merrill Lynch only.

Please be sure to:

o    Fill out the Personal Information Section.

o    Fill out the Brokerage Account Information Section.

o Please send the form to PERSONAL TRADE COMPLIANCE H26/1880 NO LATER THAN 5 DAYS AFTER RECEIVING THIS PACKET.


REMINDER:  PLEASE SUBMIT THIS FORM PRIOR TO ANY TRADING

If you have questions, please send a Lotus Note to "PERSONAL TRADING" or call the Personal Trade Hotline at 612-671-5196.



Brokerage Account Notification Form                                 Appendix C.1

                        ***THIS IS NOT AN ACCOUNT TRANSFER FORM AND WILL NOT CAUSE YOUR SECURITIES TO MOVE***


------------------------------------------------------------------------------------------------------------------------------------
                                                 BROKERAGE ACCOUNT NOTIFICATION FORM

WHEN TO USE THIS FORM:  Complete this form when opening any new Brokerage Account (including new accounts opened to support an account transfer).
------------------------------------------------------------------------------------------------------------------------------------

STEP 1:  COMPLETE PERSONAL INFORMATION SECTION

     -------------------------------------------------------------------------------------------------------------------------------
     Your Name (First and Last)
     -------------------------------------------------------------------------------------------------------------------------------
     ID Number (eg., E12345) / Position                       / o  Corporate Office     o  Advisor     o   Field Employee
     -------------------------------------------------------------------------------------------------------------------------------
     Social Security Number
     -------------------------------------------------------------------------------------------------------------------------------
     Field or Corporate Office Routing
     -------------------------------------------------------------------------------------------------------------------------------

STEP 2:  COMPLETE BROKERAGE ACCOUNT INFORMATION SECTION

     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                    BROKER DEALER (choose one)
                                                                                             ---------------------------------------

 NAME ON ACCOUNT             ACCOUNT NUMBER       SOCIAL SECURITY NUMBER     OWNERSHIP*    AMERIPRISE     CHARLES     MERRILL
                                                                                           FINANCIAL      SCHWAB      LYNCH
                                                                                           BROKERAGE
     ===============================================================================================================================

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
         *  E.G. INDIVIDUAL, JOINT, IRA, UTMA/UGMA, SPOUSAL IRA, ETC.

STEP 3:  SUBMIT COMPLETED FORM TO PERSONAL TRADE COMPLIANCE

     -------------------------------------------------------------------------------------------------------------------------------
          A.  To submit via Interoffice mail, send to PERSONAL TRADE COMPLIANCE, H26 / 1880.
     -------------------------------------------------------------------------------------------------------------------------------
          B.  To submit via Lotus Notes, attach completed form and send to "Personal Trading".
     -------------------------------------------------------------------------------------------------------------------------------



Brokerage Account Notification Form                                 Appendix C.2

APPENDIX D: LIMITED CHOICE EXCEPTION REQUEST
--------------------------------------------------------------------------------
                        LIMITED CHOICE EXCEPTION REQUEST
--------------------------------------------------------------------------------


     COMPLETE THIS FORM IF ONE OF THE SITUATIONS DESCRIBED BELOW APPLIES TO YOU AND YOU WISH TO REQUEST AN EXCEPTION TO THE LIMITED CHOICE POLICY OF CONDUCTING TRADING THROUGH ONE OF THE THREE AUTHORIZED FIRMS.

Exception Policy - The typical kinds of situations for which Personal Trade Compliance expects exception requests include:

A. spouse accounts where your spouse works for a broker/dealer firm that prohibits outside accounts (supporting documentation to include copy of other firm's policy)
B. non-transferable limited partnership interests held prior to implementation of limited choice policy (supporting documentation to include copies of statements reflecting these holdings) Note: Other holdings and trading would remain subject to limited choice.
C. managed accounts where, e.g., you have authorized broker to exercise investment discretion on your behalf and you have no discretion over what specific securities are traded in account (supporting documentation to include: power of attorney document signed by you and written representations from you and from broker that you have no trading discretion.) YOU WILL BE REQUIRED TO RE-CERTIFY ANNUALLY.


--------------------------------------------------------------------------------
SECTION 1.  REQUEST FOR EXCEPTION (COMPLETED BY YOU, PLEASE PRINT)


YOUR NAME:                       ID NUMBER:                   ROUTING:

o  CORPORATE OFFICE              o  ADVISOR                  o   FIELD EMPLOYEE
--------------------------------------------------------------------------------

EXCEPTION TYPE DESCRIBED ABOVE (ALSO ATTACH SUPPORTING DOCUMENTATION):

|_| A
|_| B
|_| C
|_| Other - explain in sufficient detail on an attachment


Broker Name:                                    Account #
--------------------------------------------------------------------------------
Account Ownership (Name on Account):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Your Signature             Social Security #                   Date

--------------------------------------------------------------------------------
SECTION 2.  EXCEPTION REVIEW (COMPLETED BY PERSONAL TRADE COMPLIANCE)
--------------------------------------------------------------------------------

|_| Request on hold, more documentation needed - PLEASE PROVIDE:

|_| Request Denied

|_| Request Approved

--------------------------------------------------------------------------------

1st Level Approval                                      Date


--------------------------------------------------------------------------------
2nd Level Approval                                      Date


Limited Choice Exception Request                                    Appendix D.1